[ARIEL MUTUAL FUNDS LOGO]

[GRAPHIC]

[THE PATIENT INVESTOR(R) LOGO]

SLOW AND STEADY WINS THE RACE

DECEMBER 31, 2004

ARIEL FUND   ARIEL APPRECIATION FUND   ARIEL PREMIER GROWTH FUND   ARIEL PREMIER BOND FUND



INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING OUR WEB SITE, arielmutualfunds.com.

This report candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

INVESTORS SHOULD CONSIDER CAREFULLY THE INVESTMENT OBJECTIVES, POTENTIAL RISKS, MANAGEMENT FEES, AND CHARGES AND EXPENSES OF THE ARIEL MUTUAL FUNDS BEFORE INVESTING. THE CURRENT PROSPECTUS FOR THE ARIEL MUTUAL FUNDS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. INVESTORS MAY OBTAIN A COPY OF THE CURRENT PROSPECTUS BY CALLING OR WRITING OUR DISTRIBUTOR OR VISITING OUR WEB SITE, arielmutualfunds.com. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.(C)FEBRUARY 2005, ARIEL DISTRIBUTORS, INC., 200 EAST RANDOLPH DRIVE, CHICAGO, IL 60601. 800-292-7435.


Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri  64121-9121
800-292-7435
arielmutualfunds.com

TABLE OF CONTENTS

THE PATIENT INVESTOR                                    2

VALUE COMPANY UPDATES                                   4

VALUE COMPANY IN FOCUS                                  6

ARIEL FUND                                              7

ARIEL APPRECIATION FUND                                11

ARIEL PREMIER GROWTH FUND                              15

ARIEL PREMIER BOND FUND                                19

NOTES TO SCHEDULES OF INVESTMENTS                      27

BOARD OF TRUSTEES                                      28

[GRAPHIC]

TURTLE TALK   QUESTIONS FROM OUR SHAREHOLDERS

I HAVE A 401(k) PLAN AT WORK AND MY WIFE IS A STAY-AT-HOME MOM. ARE WE BOTH ELIGIBLE TO OPEN IRAs?

Yes! Participation in a 401(k) plan does not preclude you from supplementing your retirement needs with an Individual Retirement Account (IRA). In addition to contributing to your own IRA, you can contribute to a Spousal IRA for your wife. In 2005, you can contribute a maximum of $4,000 to each account ($4,500 for individuals over 50). Because you participate in your employer's 401(k) plan, your IRA contributions may not be tax deductible. NOTE: YOU ALSO HAVE UNTIL APRIL 15, 2005 TO MAKE THE MAXIMUM ALLOWABLE CONTRIBUTION OF $3,000 TO EACH ACCOUNT FOR 2004 ($3,500 FOR INDIVIDUALS OVER 50).

IS MY SIXTEEN-YEAR OLD SON TOO YOUNG TO OPEN AN ACCOUNT?

It is never too early to start investing. As long as your son earns income (e.g., lawn mowing, babysitting, etc.), he can open an IRA. Annual contributions cannot exceed his earned income for the year.

Another option is a Uniform Gift to Minors Act (UGMA) account, which allows minors to hold securities in their name, with an adult acting as the custodian of the account until the child reaches the age of majority (usually 18 or 21 years old). Contributions to an UGMA account, unlike an IRA, are never tax deductible.

If you have questions about investing, please contact us at email@arielmutualfunds.com.

[THE PATIENT INVESTOR(R) LOGO]
DECEMBER 31, 2004                                  SLOW AND STEADY WINS THE RACE

DEAR FELLOW SHAREHOLDER: For the fourth quarter ending December 31, 2004, the small-to-mid sized companies comprising Ariel Fund returned +8.72% which enabled the Fund to cap off the year with a +21.97% gain. Meanwhile, Ariel Appreciation Fund's mid-sized holdings rose +9.76% during the final three months of 2004-- substantially driving its +13.10% rise for the calendar year. While these results represent strong absolute returns, the Funds fell short of their respective benchmarks--albeit with meaningfully different magnitudes for the year. More specifically, for the fourth quarter, the smaller companies of the Russell 2500 Value Index (which serves as Ariel Fund's primary benchmark) jumped +13.64%. The Russell Midcap Value Index (to which Ariel Appreciation Fund is compared) performed almost identically with a +13.46% return over the same three months. For the one-year period, the Russell 2500 Value Index gained +21.58% and the Russell Midcap Value Index rose +23.71%.

A closer look at our results reveals clear and simple themes. As one of our favorite columnists, Alan Abelson, surmised in the December 20, 2004 issue of BARRON'S, "...caution is conspicuous on the investment landscape by its absence." In keeping with this thesis, as the following chart illustrates, the riskier lower quality (C&D) issues rallied during the fourth quarter--not unlike their blowout in 2003.

           A+        A       A-         B+        B        B-       C & D
---------------------------------------------------------------------------
S&P 500   9.85%    8.66%    11.37%    12.33%    12.58%    13.76%    17.67%

Source: Merrill Lynch Quantitative Strategy
(Fourth Quarter 2004)

Why the sudden shift? Perhaps a recent Lehman Brothers report sums up the situation best, "When oil prices fell...and the election outcome was uncontested, investors moved out along the risk continuum." Leading this charge were the cyclical and commodity stocks whose earnings move up and down with the economy and are therefore much less consistent and predictable than we like. Research shows there is an inverse correlation between cyclical and consumer stock returns--when cyclical stocks lead, consumer issues lag and vice versa. Since we consciously avoid such volatile issues, our high quality, consumer biased portfolios traditionally trail behind in this kind of environment.

While the quality differential was less pronounced over the course of the entire calendar year period, the cyclical theme definitely stood out. Specifically, as BARRON'S noted in its November 11, 2004 issue, "[There has been a] wide price disparity between cyclical companies and high quality steady earners...So far this year, the slow and steady companies have lost the race...Cyclical stocks have shot upward, leaving consumer stocks behind." Interestingly, upon closer inspection, it is apparent that this phenomenon really began back in 2003 as evidenced by the following:

                   SELECT CUMULATIVE RETURNS 12/31/02-12/31/04

    Morgan Stanley Cyclical Index(1)                                    +74.4%
    Morgan Stanley Consumer Index(2)                                    +19.7%

It is worth noting that Ariel Fund owes its bigger gains to its smaller company focus as well as the significant boost it received from takeovers during a period of heightened merger and acquisition activity--five of which occurred in 2004 alone: Apogent Technologies Inc., Argosy Gaming Company (NYSE: AGY), Caesars Entertainment, Inc. (NYSE: CZR), Grey Global Group Inc. (NASDAQ: GREY) and The Rouse Company. Not surprisingly, small companies are often the biggest beneficiaries in such times since bite-sized acquisitions are easier for large companies to digest. Despite this performance differential, our conservative and disciplined approach has enabled both Ariel Fund and Ariel Appreciation Fund to maintain their 4-star (****) Overall Morningstar Ratings*.

OUT OF HIBERNATION

Two years ago, in this same letter, we talked about a fog of pessimism looming over Wall Street. The stock market was reeling from a recession on top of a rash of corporate scandals at WorldCom, Tyco and HealthSouth, to name a few. As skittish investors ran for the doors, mutual funds were particularly hard hit by redemptions. Yet, despite rampant reports of gray clouds on the horizon--we saw a silver lining in smart corporate cost-cutting, low interest rates, lower taxes and the subsequent overly conservative earnings estimates generated by Wall Street analysts. Our optimism and bullishness were followed by a strong recovery.

Now however, after two years of back-to-back gains, we are turning bearish once more. And yet again, our viewpoint is in direct contrast to the euphoria that lifted the stock market at the end of the year where investors were downright giddy--caught up in a rally where so many stocks made substantial gains. Mutual funds benefited significantly from this optimism, posting net inflows of $210 billion for the year. Both the Dow Jones Industrial Average and the S&P 500 indices reached their highest levels in three and a half years. In response, recently published Investors' Intelligence data shows financial professionals have not demonstrated this much optimism since January 1987. Take note of that date; we all know what happened later that year.

We are always skeptical of consensus. When things seem too good to be true--they usually are. Unlike two years ago, when earnings expectations were set too low--today's appear to be too rosy. In our view, a litany of problems will make it hard for companies to meet aggressive forecasts for 2005 and 2006. Here are the facts. First, the big pink elephant in the room is an exploding deficit which is growing at more than $2 billion a day. Oil remains a wildcard, the dollar is weak, commodity prices continue their upward march and the economy is definitely slowing. Alan Greenspan doled out five interest rate hikes in 2004 and has forewarned us that this measured increase will continue well into the New Year. Rising rates are traditionally bad for stocks, and more importantly, they may just be the pin that bursts the housing bubble. If all this were not bad enough, terrorism remains a major threat.

Against this less than sanguine backdrop, we do believe our portfolios are poised to outperform. Again quoting BARRON'S, "Today's consumer companies trade at attractive valuations, with price-earnings ratios below their ten-year averages. They are positioned to perform better because they can deliver strong earnings performance at a reasonable price in a slow-growth environment." Moreover, both Ariel Fund and Ariel Appreciation Fund sell at compelling discounts to our private market value estimates. For example, the Ariel Fund portfolio is currently trading at a 16.3% discount to our estimate of the intrinsic worth of its underlying companies(3). Ariel Appreciation sells at a 19.3% discount(4). While both portfolios stand to benefit when the full value of their underlying companies is realized, we believe the mid-cap Ariel Appreciation Fund is particularly well-positioned. For 2005, Ariel Appreciation Fund's earnings are estimated to grow +22% versus +15% for the Russell Midcap Value Index(5). Moreover, the larger market cap holdings that represent some of the Fund's biggest weightings are trading at an even bigger discount.

PORTFOLIO COMINGS AND GOINGS

During the quarter, Ariel Fund purchased shares in three issues: ARAMARK Corporation (NYSE: RMK) which offers food and other facilities support services to large institutions; IMS Health Inc. (NYSE: RX), a leading global provider of information solutions to the pharmaceutical and health care industries; and Sky Financial Group, Inc. (NASDAQ: SKYF), a retail and small business bank based in Northern Ohio. Additionally, the Fund eliminated its position in Argosy Gaming on the good news of the company's pending acquisition by Penn National Gaming, Inc. (NASDAQ: PENN). Meanwhile, there were no new purchases in Ariel Appreciation Fund and no stocks were eliminated during the quarter.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

/s/ John W. Rogers, Jr.                                 /s/ Mellody Hobson
JOHN W. ROGERS, JR.                                     MELLODY HOBSON
Chairman and CEO                                        President

* Ariel Fund had a four star Overall Morningstar Rating(TM) as of 12/31/04 out of 201 small value equity funds. Ariel Fund was rated three stars among 201 domestic small value funds, four stars among 154 domestic small value funds and four stars among 40 domestic small value funds for the three-, five- and ten-year periods ended 12/31/04, respectively. Ariel Appreciation Fund had a four star Overall Morningstar Rating(TM) as of 12/31/04 out of 283 mid-cap blend equity funds. Ariel Appreciation Fund was rated three stars among 283 domestic mid-cap blend funds, four stars among 172 domestic mid-cap blend funds and four stars among 57 domestic mid-cap blend funds for the three-, five- and ten-year periods ended 12/31/04, respectively. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. These ratings change monthly. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings. Morningstar does not guarantee the accuracy of this information.
(1) The Morgan Stanley Cyclical Index is comprised of 30 stocks including automotive, metal, chemical, machinery, transportation and paper sectors.
(2) The Morgan Stanley Consumer Index is comprised of 30 stocks including food, beverage, pharmaceutical, tobacco and personal products.
(3)  As of January 21, 2005
(4)  As of January 21, 2005
(5)  As of December 31, 2004

VALUE COMPANY UPDATES
ARIEL FUND

[DEVRY LOGO]

DEVRY INC. (NYSE: DV)
One Tower Lane
Oakbrook Terrace, IL  60181
630-571-7700
www.devry.com

DeVry is one of the oldest and largest publicly-traded higher education companies in North America. The DeVry system offers undergraduate and graduate programs in business, technology, medical and veterinary education, as well as coursework for professional certifications such as the Certified Public Accountant (CPA). DeVry's regional accreditation--which requires more stringent standards than national accreditation--provides increased credibility in the professional world, an important competitive advantage. Additionally, DeVry's geographic reach combined with its online programs provide students important flexibility.

The past year was difficult for DeVry. Due to a technology slowdown, enrollments declined, creating pressure on margins and profitability and increasing incremental costs for each new student. Compounding these issues, revenues from full-time programs were cannibalized as students shifted to lower-cost online or part-time curriculums. Despite these setbacks, we remain optimistic about the company's future. DeVry maintains a diversified portfolio of academic programs and stands to benefit from growth trends in secondary education, expected tuition increases and campus expansions.

DeVry is a long-time Ariel holding--one we first purchased in 1991. We exited the stock in June 1996 when it reached our estimate of intrinsic value and repurchased it again in October 2002. As of December 31, 2004, DeVry traded at $17.36, a 13% discount to our $20 estimate of its private market value.

[LITTELFUSE(R) LOGO]

LITTELFUSE, INC. (NASDAQ: LFUS)
800 East Northwest Highway
Des Plaines, IL  60016
847-824-1188
www.littelfuse.com

Littelfuse is the world's leading manufacturer of fuses and circuit protection devices. The company primarily sells its products to the automotive, electrical and electronics industrial markets. Littelfuse is behind the scenes in a multitude of products, including cars, computers, cell phones and even satellites.

One of Littelfuse's competitive advantages is its extensive product offering. Currently, the company sells seven distinct forms of circuit protection, while the next largest competitor only offers three. This product line has been significant in building market share. In the automotive segment alone, Littelfuse-designed products are in approximately nine out of every ten automobiles worldwide. While the automotive industry provides a consistent and significant stream of revenue, the electronics industry affords significant growth opportunities. Both the proliferation and miniaturization of electronic equipment have dramatically increased the need for advanced protection against electrostatic discharge and over voltage--both of which are Littelfuse core competencies.

The company's stock price dipped recently when management announced a decrease in expected revenue. We believe the issue will be short-lived and remain impressed by the company's strategic efforts to build long-term growth. As of December 31, 2004, Littelfuse traded at $34.16, a compelling discount to our private market estimate of $41.

VALUE COMPANY UPDATES
ARIEL APPRECIATION FUND

[CARNIVAL CORPORATION & PLC LOGO]

CARNIVAL CORPORATION & PLC (NYSE: CCL)
3655 N.W. 87th Avenue
Miami, FL 33178
305-599-2600
www.carnivalcorp.com

Carnival Corporation & plc is the largest cruise operator in the world--commanding a global portfolio of 12 distinct brands across North America, Europe and Australia. The company operates 77 ships totaling more than 132,000 lower berths--with 13 new ships scheduled for delivery through 2009.

Although Carnival has been at the helm of the cruise industry for years, in 2003 it solidified its leadership with the purchase of P&O Princess Cruises. The acquisition drove Carnival's market share from 36% to 50% across North America and from 30% to 40% globally. The company is also the lowest cost producer in terms of operating costs per berth and new ship builds, affording Carnival impressive returns on capital. Additionally, the company boasts the strongest balance sheet, highest margins and best cost discipline in the industry.

In 2003, Carnival's stock price dropped because of war in Iraq, the resulting increase in industry capacity and skepticism over the Princess acquisition. Since then, its stock price has climbed back as the travel industry has improved, much like periods following September 11 as well as the 1991 Gulf War. More importantly, investors have come to recognize the enormous value of the Princess acquisition.

In light of Carnival's strong performance, we have been paring back our position as the stock has reached our valuation estimates.

[CENDANT LOGO]

CENDANT CORPORATION (NYSE: CD)
9 West 57th Street
New York, NY  10019
973-428-9700
www.cendant.com

Cendant Corporation is a leading global travel and real estate services company boasting well-known brands such as Days Inn, Ramada, Coldwell Banker and Century
21. Cendant affiliates are among the biggest real estate brokerage franchisors and retail mortgage originators in the country. They are responsible for one out of every four homes bought or sold in the U.S. The company also has one of the largest hotel networks, with 6,400 locations worldwide and 540,000 rooms. Furthermore, Cendant owns dominant players in travel-related businesses such as Avis and Budget in car rental and Orbitz in online travel distribution.

Through management's efforts to strengthen the company's balance sheet, deploy generous cash flow to increase shareholder value and reduce organizational complexity, its credibility has been enhanced as has the company's stock price. In 2004, management sold its tax franchise, Jackson Hewitt (NYSE: JTX); announced the spin-off of its leasing and fuel card businesses; and signaled its intent to exit its remaining marketing services businesses in an effort to shed non-core operations.

Although the investment community has rewarded Cendant for progress through a steadily increasing stock price, the company still trades at a compelling 18% discount to our private market value estimate of $29. As of December 31, 2004, Cendant traded at $23.38.

VALUE COMPANY IN FOCUS
ARIEL FUND

[SKY(R) FINANCIAL GROUP LOGO]

SKY FINANCIAL GROUP, INC. (NASDAQ: SKYF)
221 South Church Street
Bowling Green, OH  43402
419-327-6300
www.skyfi.com

Sky Financial Group is a $15 billion diversified financial holding company operating more than 280 financial centers and 300 ATMs across Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky affiliates include: Sky Bank, a commercial and retail bank; Sky Trust, an asset management organization; and Sky Insurance, a retail and commercial insurance agency.

REGIONAL STRUCTURE UNDER ONE SKY

Operating under one consistent brand, Sky Financial maintains a decentralized structure in eight geographic regions. Each region has a president with decision-making authority regarding lending, pricing and personnel. This localized approach appeals to individual customers as well as small business owners who appreciate direct access to Sky's executive team and prefer working with bankers empowered to make prompt decisions. In fact, due to their size and scale, many larger competitors--including Fifth Third, Chase and National City--simply cannot compete with Sky's expedient and highly personalized customer service.

STRONG SALES CULTURE

Because of its commitment to organic growth, Sky implemented a proprietary company-wide sales and service initiative called Sky Trek, to drive cross-selling results and deepen existing relationships. Unlike most financial institutions, Sky's sales program is not exclusive to its retail banking business--in fact, the entire Sky organization, including senior management, sets sales goals and reports weekly progress. In doing so, the company is creating a culture of accountability and precision which has dramatically increased revenue through effective cross-selling.

MARKET LEADERSHIP

In each of the past four years, Sky has increased assets at a compound annual growth rate of 15%, an impressive accomplishment given the slower growth markets in which the company operates. As a result, Sky is capturing significant market share. In fact, Sky is the dominant player in two of its primary markets in Ohio and Pennsylvania.

In early December, the market penalized a number of Ohio-based financial service firms when Fifth Third missed earnings, which we viewed as a nice buying opportunity. We initiated a position in Sky Financial Group in late December. As of December 31, 2004, the company's stock price traded at $28.67, nearly 14x our estimated forward earnings.

ARIEL FUND PERFORMANCE SUMMARY                       INCEPTION: NOVEMBER 6, 1986

ABOUT THE FUND
ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD--USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $500 MILLION AND $2.5 BILLION AT THE TIME OF INITIAL PURCHASE.

COMPOSITION OF EQUITY HOLDINGS

                                               RUSSELL
                                                 2500     S&P
                                      ARIEL     VALUE     500
                                      FUND+     INDEX    INDEX
Consumer Discretionary & Services      35.4%     13.3%    14.5%

               Financial Services      27.2%     33.0%    21.7%

                Producer Durables      13.5%      7.0%     4.2%

                      Health Care       9.7%      4.1%    12.4%

           Materials & Processing       6.2%     12.3%     3.6%

                 Consumer Staples       5.4%      2.5%     7.3%

                       Technology       2.6%      6.6%    14.3%

                        Utilities       0.0%      9.7%     6.9%

                     Other Energy       0.0%      6.3%     2.1%

           Autos & Transportation       0.0%      4.0%     2.7%

                            Other       0.0%      1.3%     5.4%

                  Integrated Oils       0.0%      0.0%     4.9%

+ Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indices.

Equity                     82.5%
Cash & Cash Equivalents    17.5%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                           4TH QUARTER   1 YEAR    3 YEAR    5 YEAR     10 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------
Ariel Fund                    +8.72%     +21.97%   +13.98%   +16.84%    +16.24%     +14.45%

Russell 2500 Value Index     +13.64%     +21.58%   +16.67%   +16.05%    +16.03%     +13.71%

Russell 2000 Value Index     +13.20%     +22.25%   +16.50%   +17.23%    +15.17%     +13.15%

Russell 2000 Index           +14.09%     +18.33%   +11.48%    +6.61%    +11.54%     +10.54%

S&P 500 Index                 +9.23%     +10.88%    +3.59%    -2.30%    +12.07%     +11.77%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

                                   ARIEL FUND                S&P 500 INDEX             RUSSELL 2500 VALUE INDEX
12/31/86                            10,203.34                   9,849.14                           9,757.21
12/31/87                            11,366.66                  10,366.28                           9,280.88
12/31/88                            15,904.93                  12,087.73                          11,848.48
12/31/89                            19,899.53                  15,915.90                          13,648.48
12/31/90                            16,699.20                  15,423.56                          11,274.30
12/31/91                            22,163.48                  20,122.48                          15,857.34
12/31/92                            24,763.24                  21,655.05                          19,805.75
12/31/93                            26,923.69                  23,833.31                          23,628.92
12/31/94                            25,786.49                  24,148.07                          23,320.19
12/31/95                            30,561.55                  33,222.55                          30,260.17
12/31/96                            37,747.23                  40,850.63                          36,979.59
12/31/97                            51,502.24                  54,481.09                          49,217.91
12/31/98                            56,594.61                  70,050.86                          48,271.52
12/31/99                            53,334.92                  84,799.63                          48,992.08
12/31/00                            68,676.69                  77,060.99                          59,176.19
12/31/01                            78,437.89                  67,904.45                          64,939.75
12/31/02                            74,371.34                  52,897.99                          58,527.14
12/31/03                            95,222.33                  68,071.28                          84,823.99
12/31/04                           116,142.72                  75,476.54                         103,125.18

TOP TEN HOLDINGS (AS OF DECEMBER 31, 2004)

 1  CAESARS ENTERTAINMENT, INC.
    World's largest casino gaming company

 2  MARKEL CORP.
    Specialty insurance provider

 3  IDEX CORP.
    Industrial product manufacturer

 4  JANUS CAPITAL GROUP INC.
    Mutual fund manager

 5  LEE ENTERPRISES, INC.
    Newspaper publisher

 6  VALASSIS COMMUNICATIONS, INC.
    Preeminent marketing services company

 7  NEIMAN MARCUS GROUP, INC.
    Premier luxury retailer

 8  INVACARE CORP.
    Leading producer of medical equipment

 9  ENERGIZER HOLDINGS, INC.
    Consumer battery and razor manufacturer

10  JONES LANG LASALLE INC.
    Real estate services and money management firm

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with low price-to-earnings ratios. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. The Russell 2000 Index measures the performance of smaller companies. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SCHEDULE OF INVESTMENTS

NUMBER OF SHARES   COMMON STOCKS--82.46%                                                 COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   CONSUMER DISCRETIONARY & SERVICES--29.21%
       3,397,075   American Greetings Corp., Class A                         $     45,874,994   $     86,115,851
       3,539,200   ARAMARK Corp., Class B                                          93,341,556         93,824,192
       2,208,808   Bob Evans Farms, Inc. ++                                        49,927,406         57,738,241
       8,454,600   Caesars Entertainment, Inc. *                                   64,611,004        170,275,644
       2,126,500   DeVry Inc. *                                                    38,866,308         36,916,040
       1,008,224   Fisher Scientific International Inc. *                          50,201,847         62,893,013
       3,053,200   Harte-Hanks, Inc.                                               71,147,624         79,322,136
       4,965,800   Hasbro, Inc.                                                    76,806,550         96,237,204
       1,773,100   Journal Register Co. *                                          34,912,277         34,274,023
       2,530,400   Lee Enterprises, Inc.                                           88,206,203        116,600,832
         801,200   Matthews International Corp., Class A                           17,354,553         29,484,160
       1,562,000   Neiman Marcus Group, Inc., Class A                              47,505,009        111,745,480
       2,392,100   Radio One, Inc., Class D *                                      33,755,080         38,560,652
       7,058,700   ServiceMaster Co.                                               82,210,615         97,339,473
       3,220,350   Valassis Communications, Inc. *++                               95,738,771        112,744,454
                                                                             -----------------------------------
                                                                                  890,459,797      1,224,071,395
                                                                             -----------------------------------
                   CONSUMER STAPLES--4.42%
       2,001,153   J.M. Smucker Co.                                                79,592,790         94,194,272
       1,456,000   Longs Drug Stores Corp.                                         29,472,363         40,141,920
       1,320,300   McCormick & Co., Inc.                                           23,972,434         50,963,580
                                                                             -----------------------------------
                                                                                  133,037,587        185,299,772
                                                                             -----------------------------------
                   FINANCIAL SERVICES--22.41%
       1,982,100   A. G. Edwards, Inc.                                             69,247,985         85,646,541
       1,535,800   Certegy Inc.                                                    50,651,955         54,566,974
       1,805,950   Chittenden Corp.                                                49,926,862         51,884,943
       1,519,450   Greater Bay Bancorp                                             44,185,338         42,362,266
       2,394,550   HCC Insurance Holdings, Inc.                                    60,467,521         79,307,496
       3,386,175   Horace Mann Educators Corp. ++                                  63,883,717         64,608,219
       7,351,300   Janus Capital Group Inc.                                       100,795,512        123,575,353
       2,655,200   Jones Lang LaSalle Inc. * ++                                    50,972,460         99,331,032
         413,625   Markel Corp. *                                                  93,388,598        150,559,500
         714,500   S&T Bancorp, Inc.                                               24,537,353         26,929,505
         382,600   Sky Financial Group, Inc.                                       10,901,267         10,969,142
       3,138,600   Sotheby's Holdings, Inc., Class A *                             38,487,968         56,996,976
       3,869,200   Waddell & Reed Financial, Inc.                                  79,622,976         92,435,188
                                                                             -----------------------------------
                                                                                  737,069,512        939,173,135
                                                                             -----------------------------------
                   HEALTH CARE--8.01%
       3,522,100   IMS Health Inc.                                                 81,430,527         81,747,941
       2,396,475   Invacare Corp. ++                                               86,852,753        110,860,934
       2,754,800   Omnicare, Inc.                                                  80,218,114         95,371,176
       1,352,150   Sybron Dental Specialties, Inc. *                               27,042,164         47,839,067
                                                                             -----------------------------------
                                                                                  275,543,558        335,819,118
                                                                             -----------------------------------
                   MATERIALS & PROCESSING--5.14%
       1,461,655   Brady Corp., Class A                                            46,030,172         91,455,753
       2,068,650   Energizer Holdings, Inc. *                                      62,249,223        102,791,219
       2,100,300   Interface, Inc., Class A *                                      13,672,179         20,939,991
                                                                             -----------------------------------
                                                                                  121,951,574        215,186,963
                                                                             -----------------------------------

                                                   DECEMBER 31, 2004 (UNAUDITED)

NUMBER OF SHARES    COMMON STOCKS--82.46% (CONT'D)                                       COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   PRODUCER DURABLES--11.11%
       5,756,900   Andrew Corp. *                                            $     52,799,627   $     78,466,547
       1,146,409   Graco Inc.                                                      11,965,495         42,818,376
       3,438,800   Herman Miller, Inc.                                             73,248,407         95,014,044
       3,458,450   IDEX Corp. ++                                                   77,674,783        140,067,225
         892,150   Littelfuse, Inc. *                                              24,770,395         30,475,844
       5,704,775   Steelcase Inc., Class A                                         73,949,353         78,954,086
                                                                             -----------------------------------
                                                                                  314,408,060        465,796,122
                                                                             -----------------------------------
                   TECHNOLOGY--2.16%
       2,510,450   Anixter International Inc. ++                                   61,992,329         90,351,095
                                                                             -----------------------------------
                   Total Common Stocks                                          2,534,462,417      3,455,697,600
                                                                             -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENTS--17.57%                                         COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------
$    736,333,017   State Street Bank and Trust Co., 1.45%, dated
                   12/31/2004, due 1/3/2005, repurchase price
                   $736,421,990, (collateralized by U.S. Treasury Bonds,
                   5.25%-7.25%, due 5/15/2016-11/15/2028 and U.S. Treasury
                   Notes, 2.375%-5.00%, due 8/31/2006-8/15/2011)             $    736,333,017   $    736,333,017
                                                                             -----------------------------------
                   Total Repurchase Agreements                                    736,333,017        736,333,017
                                                                             -----------------------------------
                   Total Investments-100.03%                                 $  3,270,795,434      4,192,030,617
                                                                             ================
                   Liabilities less Other Assets-(0.03)%                                              (1,205,649)
                                                                                                ----------------
                   NET ASSETS-100.00%                                                           $  4,190,824,968
                                                                                                ================

*    Non-income producing.
++   Affiliated company (See Note Three).

ARIEL FUND STATISTICAL SUMMARY                     DECEMBER 31, 2004 (UNAUDITED)

                                                                52-WEEK RANGE            EARNINGS PER SHARE
                                                              -----------------   ---------------------------------
                                                                                    2003        2004         2005
                                            TICKER   PRICE                         ACTUAL      ACTUAL     ESTIMATED
COMPANY                                     SYMBOL   2/1/05     LOW       HIGH    CALENDAR    CALENDAR     CALENDAR
-------------------------------------------------------------------------------------------------------------------
Interface, Inc.                              IFSIA     9.57      5.90     10.84     -0.31      0.02(e)       0.38
Littelfuse, Inc.                             LFUS     32.19     28.00     44.21      0.70      1.60(e)       1.50
Journal Register Co.                          JRC     17.88     17.65     22.10      1.18      1.21(e)       1.35
Horace Mann Educators Corp.                   HMN     18.48     14.68     19.30     -0.06      0.94(e)       1.60
Bob Evans Farms, Inc.                        BOBE     24.45     22.49     34.37      2.05      1.51(e)       1.50
S&T Bancorp, Inc.                            STBA     37.26     27.85     38.60      1.94      2.03          2.24
Longs Drug Stores Corp.                       LDG     26.78     17.48     28.10      0.99      1.07(e)       1.19
Matthews International Corp.                 MATW     34.78     28.10     38.48      1.38      1.76          1.89
Sotheby's Holdings, Inc.                      BID     17.75     12.17     19.24     -0.24      0.49          0.66
Jones Lang LaSalle Inc.                       JLL     36.35     20.90     38.46      1.22      2.28          2.30
DeVry Inc.                                    DV      17.70     13.00     32.38      0.79      0.57          0.60
Chittenden Corp.                              CHZ     27.35     22.64     30.36      1.66      1.63          1.75
Greater Bay Bancorp                          GBBK     26.29     24.91     32.51      1.62      1.59          1.66
Anixter International Inc.                    AXE     36.09     26.90     39.35      1.24      1.69          2.10
Brady Corp.                                   BRC     28.05     17.44     32.22      0.77      1.36(e)       1.42
Invacare Corp.                                IVC     46.81     39.11     52.32      2.25      2.33          2.77
Sybron Dental Specialties, Inc.               SYD     37.53     25.02     38.55      1.51      1.62(e)       1.82
American Greetings Corp.                      AM      24.31     19.09     28.16      1.35      1.80(e)       1.84
Radio One, Inc.                              ROIAK    15.63     13.01     20.24      0.32      0.34(e)       0.47
Valassis Communications, Inc.                 VCI     34.11     27.48     35.91      2.03      1.83(e)       1.89
Waddell & Reed Financial, Inc.                WDR     22.18     18.45     27.28      1.13      1.25          1.40
Herman Miller, Inc.                          MLHR     27.34     21.95     29.74      0.43      0.73(e)       1.09
IDEX Corp.                                    IEX     38.55     26.53     40.96      1.25      1.68          1.99
Lee Enterprises, Inc.                         LEE     44.40     43.05     49.83      1.79      1.96          2.17
Steelcase, Inc.                               SCS     13.96     11.09     14.68     -0.05     -0.03          0.25
Andrew Corp.                                 ANDW     13.17      9.30     21.67      0.29      0.46          0.61
Certegy Inc.                                  CEY     35.08     31.63     39.73      1.55      1.71          1.81
HCC Insurance Holdings, Inc.                  HCC     33.32     27.53     34.75      2.23      2.31          3.12
Harte-Hanks, Inc.                             HHS     26.90     21.63     27.00      0.97      1.11          1.27
Graco Inc.                                    GGG     35.90     26.40     38.07      1.23      1.55          1.77
J.M. Smucker Co.                              SJM     46.90     40.80     53.50      2.33      2.53(e)       2.79
Sky Financial Group, Inc.                    SKYF     26.91     23.00     29.25      1.76      1.77          2.04
Omnicare, Inc.                                OCR     31.09     25.05     47.80      2.01      2.30(e)       2.52
A.G. Edwards, Inc.                            AGE     42.77     31.09     43.65      1.97      2.35(e)       2.80
Neiman Marcus Group, Inc.                    NMGA     67.07     47.48     73.40      3.24      4.62          4.97
Janus Capital Group Inc.                      JNS     14.39     12.60     17.90      0.87      0.59          0.57
Markel Corp.                                  MKL    349.65    265.75    365.20      9.56     16.41         23.87
Hasbro, Inc.                                  HAS     20.08     16.90     23.33      0.98      1.03(e)       1.22
ServiceMaster Co.                             SVM     12.95     10.65     13.87      0.54      0.60(e)       0.66
Energizer Holdings, Inc.                      ENR     58.22     37.10     57.90      2.74      3.48          3.77
ARAMARK Corp.                                 RMK     25.87     21.18     29.35      1.29      1.39          1.57
McCormick & Co., Inc.                         MKC     37.20     29.69     39.14      1.41      1.54          1.72
IMS Health Inc.                               RX      23.55     20.16     26.80      1.03      1.19(e)       1.32
Caesars Entertainment, Inc.                   CZR     19.56     11.10     20.20      0.49      0.72          0.80
Fisher Scientific International Inc.          FSH     63.20     44.30     64.05      2.36      2.84          3.57

                                                       P/E CALENDAR
                                            ---------------------------------
                                               2003       2004         2005      MARKET
                                              ACTUAL     ACTUAL     ESTIMATED     CAP.
COMPANY                                        P/E        P/E          P/E       ($MM)
---------------------------------------------------------------------------------------
Interface, Inc.                                  NM        NM(e)      25.2         498
Littelfuse, Inc.                               46.0      20.1(e)      21.5         716
Journal Register Co.                           15.2      14.8(e)      13.2         750
Horace Mann Educators Corp.                      NM      19.7(e)      11.6         791
Bob Evans Farms, Inc.                          11.9      16.2(e)      16.3         863
S&T Bancorp, Inc.                              19.2      18.4         16.6         989
Longs Drug Stores Corp.                        27.1      25.0(e)      22.5       1,009
Matthews International Corp.                   25.2      19.8         18.4       1,124
Sotheby's Holdings, Inc.                         NM      36.2         26.9       1,127
Jones Lang LaSalle Inc.                        29.8      15.9         15.8       1,193
DeVry Inc.                                     22.4      31.1         29.5       1,245
Chittenden Corp.                               16.5      16.8         15.6       1,267
Greater Bay Bancorp                            16.2      16.5         15.8       1,345
Anixter International Inc.                     29.1      21.4         17.2       1,345
Brady Corp.                                    36.4      20.6(e)      19.8       1,378
Invacare Corp.                                 20.8      20.1         16.9       1,462
Sybron Dental Specialties, Inc.                24.9      23.2(e)      20.6       1,492
American Greetings Corp.                       18.0      13.5(e)      13.2       1,576
Radio One, Inc.                                48.8      46.0(e)      33.3       1,641
Valassis Communications, Inc.                  16.8      18.6(e)      18.0       1,749
Waddell & Reed Financial, Inc.                 19.6      17.7         15.8       1,834
Herman Miller, Inc.                            63.6      37.5(e)      25.1       1,911
IDEX Corp.                                     30.8      22.9         19.4       1,952
Lee Enterprises, Inc.                          24.8      22.7         20.5       2,014
Steelcase, Inc.                                  NM        NM         55.8       2,073
Andrew Corp.                                   45.4      28.6         21.6       2,120
Certegy Inc.                                   22.6      20.5         19.4       2,193
HCC Insurance Holdings, Inc.                   14.9      14.4         10.7       2,267
Harte-Hanks, Inc.                              27.7      24.2         21.2       2,295
Graco Inc.                                     29.2      23.2         20.3       2,482
J.M. Smucker Co.                               20.1      18.5(e)      16.8       2,741
Sky Financial Group, Inc.                      15.3      15.2         13.2       2,840
Omnicare, Inc.                                 15.5      13.5(e)      12.3       3,239
A.G. Edwards, Inc.                             21.7      18.2(e)      15.3       3,252
Neiman Marcus Group, Inc.                      20.7      14.5         13.5       3,273
Janus Capital Group Inc.                       16.5      24.4         25.2       3,400
Markel Corp.                                   36.6      21.3         14.6       3,443
Hasbro, Inc.                                   20.5      19.5(e)      16.5       3,554
ServiceMaster Co.                              24.0      21.6(e)      19.6       3,766
Energizer Holdings, Inc.                       21.2      16.7         15.4       4,213
ARAMARK Corp.                                  20.1      18.6         16.5       4,710
McCormick & Co., Inc.                          26.4      24.2         21.6       5,051
IMS Health Inc.                                22.9      19.8(e)      17.8       5,462
Caesars Entertainment, Inc.                    39.9      27.2         24.5       6,123
Fisher Scientific International Inc.           26.8      22.3         17.7       7,413

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Radio One estimates are before depreciation and amortization. Energizer, Harte-Hanks and ServiceMaster's estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of 02/01/05 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and 02/01/05 stock price. NM=Not Meaningful.

(e) Estimates provided by Ariel Capital Management, LLC are used for companies that had not reported 2004 earnings by 02/01/05.

ARIEL APPRECIATION FUND PERFORMANCE SUMMARY          INCEPTION: DECEMBER 1, 1989

ABOUT THE FUND
ARIEL APPRECIATION FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD--USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $2.5 BILLION AND $15 BILLION AT THE TIME OF INITIAL PURCHASE (EFFECTIVE FEBRUARY 1, 2005).

COMPOSITION OF EQUITY HOLDINGS

                                       ARIEL   RUSSELL
                                       APPRE-   MIDCAP     S&P
                                      CIATION   VALUE      500
                                       FUND+    INDEX     INDEX
               Financial Services      39.0%     30.2%    21.7%

Consumer Discretionary & Services      38.0%     12.7%    14.5%

                      Health Care      14.2%      3.5%    12.4%

                Producer Durables       4.0%      5.2%     4.2%

                 Consumer Staples       2.6%      4.8%     7.3%

                        Utilities       2.2%     13.5%     6.9%

           Materials & Processing       0.0%      9.9%     3.6%

                       Technology       0.0%      6.2%    14.3%

                     Other Energy       0.0%      5.1%     2.1%

           Autos & Transportation       0.0%      4.7%     2.7%

                            Other       0.0%      2.3%     5.4%

                  Integrated Oils       0.0%      1.9%     4.9%

+ Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indices.

Equity                      95.6%
Cash & Cash Equivalents      4.4%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                                   4TH QUARTER   1 YEAR     3 YEAR   5 YEAR    10 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------------------
Ariel Appreciation Fund               +9.76%     +13.10%    +9.92%   +12.90%   +16.15%     +13.32%

Russell Midcap Value Index           +13.46%     +23.71%   +15.56%   +13.48%   +15.72%     +13.70%

Russell Midcap Index                 +13.66%     +20.22%   +12.17%    +7.59%   +14.50%     +13.12%

S&P 500 Index                         +9.23%     +10.88%    +3.59%    -2.30%   +12.07%     +11.04%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND


                    ARIEL                           RUSSELL
              APPRECIATION FUND      S&P 500      MIDCAP VALUE
12/31/89          10,054.33         10,240.15       10,119.30
12/31/90           9,902.42          9,923.38       8,491.84
12/31/91          13,184.78         12,946.62       11,712.19
12/31/92          14,930.45         13,932.66       14,251.26
12/31/93          16,115.34         15,334.13       16,477.73
12/31/94          14,762.91         15,536.65       16,126.73
12/31/95          18,330.35         21,375.09       21,760.59
12/31/96          22,677.94         26,282.93       26,169.15
12/31/97          31,283.24         35,052.64       35,163.46
12/31/98          37,398.60         45,070.09       36,950.89
12/31/99          35,981.62         54,559.31       36,910.17
12/31/00          42,754.72         49,580.34       43,989.29
12/31/01          49,694.41         43,689.10       45,012.13
12/31/02          44,546.40         34,034.08       40,670.81
12/31/03          58,344.20         43,796.44       56,153.08
12/31/04          65,989.96         48,560.92       69,464.34

TOP TEN HOLDINGS (AS OF DECEMBER 31, 2004)

 1  BAXTER INTERNATIONAL INC.
    Diversified health care manufacturer

 2  NORTHERN TRUST CORP.
    Preeminent personal and institutional trust company

 3  MBIA INC.
    Prominent insurer of municipal bonds

 4  IMS HEALTH INC.
    Leading provider of health care data

 5  SUNGARD DATA SYSTEMS INC.
    Computer services and software company

 6  PITNEY BOWES INC.
    Top manufacturer of mailing equipment

 7  TRIBUNE CO.
    Premier media company

 8  MBNA CORP.
    Prominent issuer of bank credit cards

 9  ACCENTURE LTD.
    Leading information and technology consultant

10  FISHER SCIENTIFIC INTERNATIONAL INC.
    Distributor of scientific equipment and instruments

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap Index measures the performance of mid-sized companies. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND SCHEDULE OF INVESTMENTS

NUMBER OF SHARES   COMMON STOCKS--95.62%                                                 COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   CONSUMER DISCRETIONARY & SERVICES--36.37%
       4,072,200   Accenture Ltd., Class A *                                 $     62,869,261   $    109,949,400
       2,286,950   ARAMARK Corp., Class B                                          55,046,589         60,627,044
       1,060,100   Black & Decker Corp.                                            43,353,679         93,638,633
       1,147,650   Carnival Corp.                                                  25,870,933         66,139,069
       3,661,295   Cendant Corp.                                                   47,966,037         85,601,077
       1,730,477   Fisher Scientific International Inc. *                          65,723,000        107,947,155
       2,300,675   Harte-Hanks, Inc.                                               37,178,018         59,771,537
       5,844,400   Interpublic Group of Cos., Inc. *                              103,485,425         78,314,960
       2,315,200   Mattel, Inc.                                                    40,736,766         45,123,248
         923,100   McClatchy Co., Class A                                          46,822,919         66,287,811
         774,000   Mohawk Industries, Inc. *                                       56,363,337         70,627,500
         983,300   Omnicom Group Inc.                                              65,273,794         82,911,856
       2,962,895   ServiceMaster Co.                                               37,375,705         40,858,322
       2,689,800   Tribune Co.                                                    119,157,807        113,348,172
       2,244,800   Yum! Brands, Inc.                                               57,467,482        105,909,664
                                                                             -----------------------------------
                                                                                  864,690,752      1,187,055,448
                                                                             -----------------------------------
                   CONSUMER STAPLES--2.47%

       1,369,472   Clorox Co.                                                      56,690,575         80,702,985
                                                                             -----------------------------------
                   FINANCIAL SERVICES--37.33%
       2,755,700   Banknorth Group, Inc.                                           87,103,593        100,858,620
       1,022,500   Certegy Inc.                                                    29,636,258         36,329,425
         838,122   Dun & Bradstreet Corp. *                                        21,948,735         49,993,977
       2,652,300   Equifax Inc.                                                    61,677,511         74,529,630
       1,472,400   Franklin Resources, Inc.                                        61,488,682        102,552,660
       4,756,900   Janus Capital Group Inc.                                        61,434,599         79,963,489
       2,304,292   MBIA Inc.                                                      107,669,392        145,815,598
       3,917,437   MBNA Corp.                                                      84,066,914        110,432,549
       3,222,100   Northern Trust Corp.                                           120,870,672        156,529,618
       2,059,300   St. Paul Travelers Cos., Inc.                                   70,429,591         76,338,251
       4,799,515   SunGard Data Systems Inc. *                                    126,239,722        135,970,260
       1,202,450   T. Rowe Price Group, Inc.                                       46,003,539         74,792,390
         954,400   XL Capital Ltd., Class A                                        74,020,557         74,109,160
                                                                             -----------------------------------
                                                                                  952,589,765      1,218,215,627
                                                                             -----------------------------------
                   HEALTH CARE--13.60%
       4,537,850   Baxter International Inc.                                      116,925,494        156,737,339
       5,968,960   IMS Health Inc.                                                106,521,623        138,539,562
       2,045,100   Omnicare, Inc.                                                  61,877,481         70,801,362
       3,706,800   Schering-Plough Corp.                                           61,979,062         77,397,984
                                                                             -----------------------------------
                                                                                  347,303,660        443,476,247
                                                                             -----------------------------------

                                                   DECEMBER 31, 2004 (UNAUDITED)

NUMBER OF SHARES   COMMON STOCKS--95.62% (CONT'D)                                        COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   PRODUCER DURABLES--3.77%
       2,660,800   Pitney Bowes Inc.                                         $    100,274,032   $    123,141,824
                                                                             -----------------------------------
                   UTILITIES--2.08%
       1,915,825   CenturyTel, Inc.                                                54,945,954         67,954,313
                                                                             -----------------------------------
                   Total Common Stocks                                          2,376,494,738      3,120,546,444
                                                                             -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENTS--4.34%                                          COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$    141,583,766   State Street Bank and Trust Co., 1.45%, dated 12/31/2004,
                   due 1/3/2005 repurchase price $141,600,874,
                   (collateralized by U.S. Treasury Bonds, 6.25%, due
                   8/15/2023 and U.S. Treasury Note, 3.625%, due 5/15/2013)  $    141,583,766   $    141,583,766
                                                                             -----------------------------------
                   Total Repurchase Agreements                                    141,583,766        141,583,766
                                                                             -----------------------------------
                   Total Investments-99.96%                                  $  2,518,078,504      3,262,130,210
                                                                             ================
                   Other Assets less Liabilities-0.04%                                                 1,267,882
                                                                                                ----------------
                   NET ASSETS-100.00%                                                           $  3,263,398,092
                                                                                                ================

*    Non-income producing.

ARIEL APPRECIATION FUND STATISTICAL SUMMARY        DECEMBER 31, 2004 (UNAUDITED)

                                                                52-WEEK RANGE            EARNINGS PER SHARE
                                                              -----------------   ---------------------------------
                                                                                    2003        2004         2005
                                            TICKER   PRICE                         ACTUAL      ACTUAL     ESTIMATED
COMPANY                                     SYMBOL   2/1/05     LOW       HIGH    CALENDAR    CALENDAR     CALENDAR
-------------------------------------------------------------------------------------------------------------------
Certegy Inc.                                 CEY      35.08     31.63     39.73     1.55      1.71          1.81
Harte-Hanks, Inc.                            HHS      26.90     21.63     27.00     0.97      1.11          1.27
Omnicare, Inc.                               OCR      31.09     25.05     47.80     2.01      2.30(e)       2.52
McClatchy Co.                                MNI      71.71     67.14     74.38     3.10      3.38          3.58
Janus Capital Group Inc.                     JNS      14.39     12.60     17.90     0.87      0.59          0.57
ServiceMaster Co.                            SVM      12.95     10.65     13.87     0.54      0.60(e)       0.66
Equifax Inc.                                 EFX      28.81     22.60     29.46     1.48      1.62          1.70
Dun & Bradstreet Corp.                       DNB      58.61     49.87     60.80     2.54      2.98          3.44
CenturyTel, Inc.                             CTL      33.00     26.20     35.54     2.39      2.40          2.30
ARAMARK Corp.                                RMK      25.87     21.18     29.35     1.29      1.39          1.57
IMS Health Inc.                               RX      23.55     20.16     26.80     1.03      1.19(e)       1.32
Interpublic Group of Cos., Inc.              IPG      13.15     10.47     17.31     0.56      0.15          0.65
Mohawk Industries, Inc.                      MHK      90.05     68.89     92.44     4.62      5.45          6.15
Banknorth Group, Inc.                        BNK      35.98     30.25     36.71     2.18      2.28          2.60
Black & Decker Corp.                         BDK      82.97     50.56     89.75     3.96      5.21          6.09
Fisher Scientific International Inc.         FSH      63.20     44.30     64.05     2.36      2.84(e)       3.57
T. Rowe Price Group, Inc.                    TROW     60.43     43.83     63.39     1.77      2.51          3.00
SunGard Data Systems Inc.                    SDS      27.01     22.40     31.65     1.26      1.41(e)       1.60
Mattel, Inc.                                 MAT      19.63     15.94     20.30     1.25      1.21          1.33
MBIA Inc.                                    MBI      59.84     52.55     67.34     4.80      5.25          5.80
Northern Trust Corp.                         NTRS     44.05     38.40     50.25     1.96      2.27          2.55
Pitney Bowes Inc.                            PBI      45.24     39.78     46.97     2.41      2.50          2.66
XL Capital Ltd.                               XL      75.66     66.70     82.00     2.12      5.90(e)       9.75
Clorox Co.                                   CLX      58.70     46.74     59.58     2.40      2.52(e)       2.99
Tribune Co.                                  TRB      40.16     38.74     53.00     2.21      2.25          2.43
Yum! Brands, Inc.                            YUM      45.84     32.85     47.47     2.06      2.36          2.62
Omnicom Group Inc.                           OMC      84.52     66.43     87.39     3.59      3.85          4.30
Franklin Resources, Inc.                     BEN      67.94     46.85     71.45     2.20      3.21          3.75
Baxter International Inc.                    BAX      33.93     28.20     35.87     1.85      1.69          1.86
Cendant Corp.                                 CD      22.79     19.63     25.19     1.41      1.71(e)       1.40
Accenture Ltd.                               ACN      25.99     21.86     28.10     1.05      1.29          1.44
St. Paul Travelers Cos., Inc.                STA      38.45     30.23     43.63     2.55      1.53          4.21
Schering-Plough Corp.                        SGP      18.99     15.45     21.59     0.31      0.01          0.21
MBNA Corp.                                   KRB      26.97     22.35     29.68     1.79      2.05          2.23
Carnival Corp.                               CCL      56.73     40.05     58.98     1.57      2.25(e)       2.75

                                                       P/E CALENDAR
                                            ---------------------------------
                                               2003       2004         2005      MARKET
                                              ACTUAL     ACTUAL     ESTIMATED     CAP.
COMPANY                                        P/E        P/E          P/E       ($MM)
---------------------------------------------------------------------------------------
Certegy Inc.                                   22.6      20.5         19.4       2,193
Harte-Hanks, Inc.                              27.7      24.2         21.2       2,295
Omnicare, Inc.                                 15.5      13.5(e)      12.3       3,239
McClatchy Co.                                  23.1      21.2         20.0       3,330
Janus Capital Group Inc.                       16.5      24.4         25.2       3,400
ServiceMaster Co.                              24.0      21.6(e)      19.6       3,766
Equifax Inc.                                   19.5      17.8         16.9       3,892
Dun & Bradstreet Corp.                         23.1      19.7         17.0       4,072
CenturyTel, Inc.                               13.8      13.8         14.3       4,441
ARAMARK Corp.                                  20.1      18.6         16.5       4,710
IMS Health Inc.                                22.9      19.8(e)      17.8       5,462
Interpublic Group of Cos., Inc.                23.5        NM         20.2       5,561
Mohawk Industries, Inc.                        19.5      16.5         14.6       6,004
Banknorth Group, Inc.                          16.5      15.8         13.8       6,425
Black & Decker Corp.                           21.0      15.9         13.6       6,699
Fisher Scientific International Inc.           26.8      22.3(e)      17.7       7,413
T. Rowe Price Group, Inc.                      34.1      24.1         20.1       7,744
SunGard Data Systems Inc.                      21.4      19.2(e)      16.9       7,802
Mattel, Inc.                                   15.7      16.2         14.8       8,146
MBIA Inc.                                      12.5      11.4         10.3       8,421
Northern Trust Corp.                           22.5      19.4         17.3       9,656
Pitney Bowes Inc.                              18.8      18.1         17.0      10,433
XL Capital Ltd.                                35.7      12.8(e)       7.8      10,491
Clorox Co.                                     24.5      23.3(e)      19.6      12,525
Tribune Co.                                    18.2      17.8         16.5      12,759
Yum! Brands, Inc.                              22.3      19.4         17.5      13,428
Omnicom Group Inc.                             23.5      22.0         19.7      15,748
Franklin Resources, Inc.                       30.9      21.2         18.1      17,077
Baxter International Inc.                      18.3      20.1         18.2      20,916
Cendant Corp.                                  16.2      13.3(e)      16.3      23,994
Accenture Ltd.                                 24.8      20.1         18.0      24,417
St. Paul Travelers Cos., Inc.                  15.1      25.1          9.1      25,741
Schering-Plough Corp.                          61.3        NM           NM      27,968
MBNA Corp.                                     15.1      13.2         12.1      34,459
Carnival Corp.                                 36.1      25.2(e)      20.6      35,926

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of 02/01/05 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and 02/01/05 stock price. NM=Not Meaningful.

(e) Estimates provided by Ariel Capital Management, LLC are used for companies that had not reported 2004 earnings by 02/01/05.

ARIEL PREMIER GROWTH FUND                                     DECEMBER 31, 2004

[GRAPHIC]

"This serves as our last shareholder letter since Ariel Premier Growth Fund officially closed on January 14, 2005...we wish you, our fellow shareholders, all the best in your future investments." -DAVID FOWLER AND JOHN COLE

DEAR FELLOW SHAREHOLDER: For the quarter ending December 31, 2004, Ariel Premier Growth Fund, Investor Class rose +4.07% and posted +1.01% for the calendar year. The Fund's performance trailed the Russell 1000 Growth Index, which returned +9.17% for the quarter and +6.30% for the year.

Although the majority of sectors yielded positive results during the fourth quarter, overall performance in the Fund was dampened by disappointing results in the Health Care and Technology industries as well as the underperformance of two significant holdings: Pfizer Inc. (NYSE: PFE) and BJ Services Company (NYSE:
BJS).

The downtrodden pharmaceutical companies severely impacted results for the entire Health Care industry. More specifically, Pfizer's stock took a considerable hit as institutional investors remained concerned about both the negative side effects of Celebrex as well the suspension of additional clinical studies with the drug. As big pharmaceutical companies continued to attract media headlines, many Health Care company stock prices declined in sympathy. BJ Services, another large holding, also experienced lackluster results, despite a modest rise in the overall Energy sector. Because of the company's weighting in the Fund, this stock's underperformance negatively impacted results for the quarter.

This serves as our last shareholder letter since Ariel Premier Growth Fund officially closed on January 14, 2005. We have enjoyed having the opportunity to work for you over the past three years and most importantly, we wish you, our fellow shareholders, all the best in your future investments.

Sincerely,

/s/ David M. Fowler                                 /s/ John S. Cole
David M. Fowler                                     John S. Cole

Ariel Premier Growth Fund was sub-advised by Lincoln Equity Management, LLC, a Chicago-based investment management firm.

                    LIQUIDATION OF ARIEL PREMIER GROWTH FUND
                           COMPLETED JANUARY 14, 2005

THE LIQUIDATION OF ARIEL PREMIER GROWTH FUND WAS COMPLETED ON FRIDAY,
JANUARY 14, 2005. THE CLOSING NAV OF THE FUND WAS $9.16. SHAREHOLDERS WHO REMAINED INVESTED IN ARIEL PREMIER GROWTH FUND ON JANUARY 14, 2005 RECEIVED A CHECK ISSUED FOR THE VALUE OF THEIR ACCOUNT ON THE LIQUIDATION DATE, MAILED TO THE ADDRESS OF RECORD. INVESTORS WITH IRAs AND COVERDELL EDUCATION SAVINGS ACCOUNTS WHO DID NOT EXCHANGE OR REDEEM THEIR SHARES PRIOR TO THE FUND'S LIQUIDATION ON JANUARY 14, 2005 WERE TRANSFERRED INTO THE SSgA MONEY MARKET FUND, WHERE THE ACCOUNT REMAINS REGISTERED AS AN IRA OR COVERDELL EDUCATION SAVINGS ACCOUNT. INVESTORS CAN THEN ACCESS THEIR ACCOUNTS FROM THE SSgA MONEY MARKET FUND. FOR ADDITIONAL INFORMATION, PLEASE CONTACT AN ARIEL MUTUAL FUNDS INVESTMENT SPECIALIST AT 1-800-292-7435.

ARIEL PREMIER GROWTH FUND PERFORMANCE SUMMARY        INCEPTION: FEBRUARY 1, 2002

ABOUT THE FUND
ARIEL PREMIER GROWTH FUND PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A SMALL NUMBER OF LARGE COMPANIES WHICH IT BELIEVES TO HAVE EXCEPTIONAL GROWTH PROSPECTS. THE FUND GENERALLY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS GREATER THAN $10 BILLION AT THE TIME OF INITIAL PURCHASE.

COMPOSITION OF EQUITY HOLDINGS

                                        ARIEL      RUSSELL
                                       PREMIER      1000         S&P
                                        GROWTH     GROWTH        500
                                        FUND+       INDEX       INDEX
                       Technology       27.7%       22.8%       14.3%

                      Health Care       21.5%       23.4%       12.4%

Consumer Discretionary & Services       21.1%       20.2%       14.5%

                Producer Durables       10.0%        5.0%        4.2%

               Financial Services        6.0%       11.4%       21.7%

                     Other Energy        6.0%        1.4%        2.1%

                            Other        3.8%        2.3%        5.4%

                        Utilities        2.3%        1.2%        6.9%

                 Consumer Staples        1.6%        8.5%        7.3%

           Autos & Transportation        0.0%        2.2%        2.7%

           Materials & Processing        0.0%        1.6%        3.6%

                  Integrated Oils        0.0%        0.0%        4.9%

+ Sector weightings are calculated based on equity holdings in the Fund and exclude cash, in order to make a relevant comparison to the indices.

Equity                        95.3%
Cash & Cash Equivalents        4.7%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                                         4TH QUARTER    1 YEAR    3 YEAR   5 YEAR    LIFE OF FUND
-------------------------------------------------------------------------------------------------
Ariel Premier Growth Fund, Investor         +4.07%      +1.01%      -        -         -2.56%

Russell 1000 Growth Index                   +9.17%      +6.30%      -        -         +0.43%

S&P 500 Index                               +9.23%     +10.88%      -        -         +4.22%

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS

          ARIEL PREMIER GROWTH FUND         RUSSELL 1000
                  INV. CL.                  GROWTH INDEX          S&P 500 INDEX
02/28/02           9,580.00                   9,585.01               9,807.16
03/31/02          10,110.00                   9,916.53              10,176.04
04/30/02           9,250.00                   9,107.19               9,559.09
05/31/02           9,040.00                   8,886.86               9,488.67
06/30/02           8,240.00                   8,064.79               8,812.81
07/31/02           7,680.00                   7,621.42               8,125.78
08/31/02           7,720.00                   7,644.21               8,179.10
09/30/02           6,900.00                   6,851.28               7,290.18
10/31/02           7,540.00                   7,479.76               7,931.86
11/30/02           7,890.00                   7,886.02               8,398.71
12/31/02           7,340.00                   7,341.29               7,905.34
01/31/03           7,180.00                   7,163.15               7,698.24
02/28/03           7,210.00                   7,130.26               7,582.73
03/31/03           7,300.00                   7,262.96               7,656.36
04/30/03           7,760.00                   7,799.96               8,287.04
05/31/03           7,950.00                   8,189.29               8,723.63
06/30/03           8,040.00                   8,302.06               8,834.87
07/31/03           8,260.00                   8,508.64               8,990.66
08/31/03           8,500.00                   8,720.26               9,165.97
09/30/03           8,290.00                   8,626.90               9,068.70
10/31/03           8,810.00                   9,111.46               9,581.62
11/30/03           8,930.00                   9,206.85               9,665.91
12/31/03           9,180.00                   9,525.25              10,172.91
01/31/04           9,350.00                   9,719.78              10,359.62
02/29/04           9,350.00                   9,781.53              10,503.57
03/31/04           9,260.00                   9,600.08              10,345.11
04/30/04           9,090.00                   9,488.48              10,182.68
05/31/04           9,310.00                   9,665.33              10,322.42
06/30/04           9,410.00                   9,786.11              10,523.21
07/31/04           8,870.00                   9,232.88              10,174.41
08/31/04           8,820.00                   9,187.28              10,215.59
09/30/04           8,910.00                   9,274.66              10,326.17
10/31/04           8,910.00                   9,419.31              10,483.95
11/30/04           9,030.00                   9,743.32              10,908.10
12/31/04           9,272.42                  10,125.34              11,279.59

TOP TEN HOLDINGS (AS OF DECEMBER 31, 2004)

 1  MICROSOFT CORP.
    World's #1 software company

 2  JOHNSON & JOHNSON
    Health care product provider

 3  CISCO SYSTEMS, INC.
    World's #1 provider of internet hardware

 4  LIBERTY MEDIA CORP.
    Diversified media company

 5  LOWE'S COS., INC.
    Leading U.S. home improvement chain

 6  ILLINOIS TOOL WORKS INC.
    Diversified manufacturing company

 7  BED BATH & BEYOND INC.
    Leading home, health and beauty retailer

 8  GUIDANT CORP.
    Manufacturer of cardiovascular medical products

 9  JABIL CIRCUIT, INC.
    Electronics solutions provider

10  TEVA PHARMACEUTICAL INDUSTRIES LTD.
    Leading generic pharmaceutical company

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS

NUMBER OF SHARES   COMMON STOCKS--95.28%                                                 COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   CONSUMER DISCRETIONARY & SERVICES--20.09%
           8,600   Avon Products, Inc.                                       $        330,433   $        332,820
          14,890   Bed Bath & Beyond Inc. *                                           539,627            593,069
           3,100   IAC/InterActiveCorp *                                              104,824             85,622
           3,900   Kohl's Corp. *                                                     187,162            191,763
          58,426   Liberty Media Corp. *                                              505,776            641,517
           2,841   Liberty Media International, Inc., Class A *                        96,117            131,339
          10,900   Lowe's Cos., Inc.                                                  459,534            627,731
           3,400   Staples, Inc.                                                       79,864            114,614
           6,400   Wal-Mart Stores, Inc.                                              328,970            338,048
           4,000   Yahoo! Inc. *                                                       93,165            150,720
                                                                             -----------------------------------
                                                                                    2,725,472          3,207,243
                                                                             -----------------------------------
                   CONSUMER STAPLES--1.50%
           4,600   PepsiCo, Inc.                                                      221,960            240,120
                                                                             -----------------------------------
                   FINANCIAL SERVICES--5.68%
           5,800   American Express Co.                                               303,837            326,946
           6,800   American International Group, Inc.                                 488,693            446,556
           3,600   Countrywide Financial Corp.                                        120,740            133,236
                                                                             -----------------------------------
                                                                                      913,270            906,738
                                                                             -----------------------------------
                   HEALTH CARE--20.50%
           4,400   Alcon, Inc.                                                        239,008            354,640
           1,800   Allergan, Inc.                                                     154,680            145,926
           2,100   Biogen Idec, Inc. *                                                121,082            139,881
           4,100   Eli Lilly and Co.                                                  256,586            232,675
           5,800   Gilead Sciences, Inc. *                                            162,481            202,942
           7,200   Guidant Corp.                                                      457,026            519,120
          10,600   Johnson & Johnson                                                  569,782            672,252
           2,800   Medtronic, Inc.                                                    138,303            139,076
          13,900   Pfizer Inc.                                                        396,223            373,771
          16,500   Teva Pharmaceutical Industries Ltd., ADR                           431,696            492,690
                                                                             -----------------------------------
                                                                                    2,926,867          3,272,973
                                                                             -----------------------------------
                   OTHER--3.60%
           4,400   3M Co.                                                             283,625            361,108
           6,000   Tyco International Ltd.                                            186,443            214,440
                                                                             -----------------------------------
                                                                                      470,068            575,548
                                                                             -----------------------------------
                   OTHER ENERGY--5.72%
           8,900   BJ Services Co.                                                    321,688            414,206
           3,900   Nabors Industries Ltd. *                                           177,279            200,031
           6,000   Noble Corp. *                                                      233,845            298,440
                                                                             -----------------------------------
                                                                                      732,812            912,677
                                                                             -----------------------------------
                   PRODUCER DURABLES--9.54%
           7,600   Danaher Corp.                                                      228,884            436,316
           6,700   Illinois Tool Works Inc.                                           510,728            620,956
           4,500   United Technologies Corp.                                          345,698            465,075
                                                                             -----------------------------------
                                                                                    1,085,310          1,522,347
                                                                             -----------------------------------

                                                   DECEMBER 31, 2004 (UNAUDITED)

NUMBER OF SHARES   COMMON STOCKS--95.28% (CONT'D)                                        COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   TECHNOLOGY--26.43%
           8,500   Analog Devices, Inc.                                      $        352,726   $        313,820
          34,100   Cisco Systems, Inc. *                                              563,824            658,130
           9,800   Computer Associates International, Inc.                            267,156            304,388
          19,200   Intel Corp.                                                        368,913            449,088
          20,100   Jabil Circuit, Inc. *                                              425,115            514,158
           7,400   Linear Technology Corp.                                            273,208            286,824
           6,400   Maxim Integrated Products, Inc.                                    273,108            271,296
           2,300   Mercury Interactive Corp. *                                         88,355            104,765
          32,000   Microsoft Corp.                                                    845,499            854,720
          22,300   Oracle Corp. *                                                     266,003            305,956
           1,600   Symantec Corp. *                                                    34,250             41,216
          13,565   Taiwan Semiconductor Mfg. Co. Ltd., ADR                            125,060            115,167
                                                                             -----------------------------------
                                                                                    3,883,217          4,219,528
                                                                             -----------------------------------
                   UTILITIES--2.22%
          10,800   Comcast Corp., Class A *                                           265,723            354,672
                                                                             -----------------------------------
                   Total Common Stocks                                             13,224,699         15,211,846
                                                                             -----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENT--5.16%                                           COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$        823,655   State Street Bank and Trust Co., 1.45%, dated
                   12/31/2004, due 1/3/2005, repurchase price $823,754
                   (collateralized by U.S. Treasury Bond, 9.00%,
                   11/15/2018)                                               $        823,655   $        823,655
                                                                             -----------------------------------
                   Total Repurchase Agreement                                         823,655            823,655
                                                                             -----------------------------------
                   Total Investments-100.44%                                 $     14,048,354         16,035,501
                                                                             ================
                   Liabilities less Other Assets-(0.44)%                                                 (70,484)
                                                                                                ----------------
                   NET ASSETS-100.00%                                                           $     15,965,017
                                                                                                ================

*    Non-income producing.
     ADR after the name of a holding stands for American Depositary Receipt representing foreign securities on deposit with a domestic custodian bank.

ARIEL PREMIER BOND FUND                                        DECEMBER 31, 2004

[GRAPHIC]

"We finished the year on a high note with both classes outperforming the benchmark over the quarter."

DEAR FELLOW SHAREHOLDER: For the fourth quarter ending December 31, 2004, Ariel Premier Bond Fund, Investor Class, posted +0.99% and the Institutional Class returned +1.10%. For the calendar year, the Investor Class gained +4.12% and the Institutional Class climbed +4.64%. Likewise, the benchmark, the Lehman Brothers Aggregate Bond Index, posted +0.95% over the fourth quarter and gained +4.34% for the twelve-month period. Overall, we finished the year on a high note with both classes outperforming the benchmark over the quarter. Additionally, the Institutional Class surpassed the benchmark's return for the entire calendar year.

Fixed income investors should be pleased with the absolute and real returns the market delivered in 2004. It was an unusual year. Looking back, it is hard to believe long Treasury yields actually declined over the year and the riskier sectors performed best. All this occurred despite a 1.25% hike in the Fed Funds rate, accelerating inflation and the strong economy. The U.S. achieved 4% economic growth and created 2.2 million new jobs for Americans. Based on historical observations, these results are unusual in the first year of a tightening cycle.

Contributions from our duration and credit strategies were the primary sources of our strong results in 2004. The portfolio is positioned on the conservative side as we enter 2005. The rally in longer term yields, despite higher inflation, has left valuations on the rich side of historical averages. Accordingly, the portfolio's duration is modestly shorter than the benchmark:
4.1 years versus 4.3 years. Similarly, in response to the significant narrowing in sector and credit spreads, we have reduced the portfolio's spread exposure to
0.3 years less than the benchmark. Until the potential reward for taking interest rate or credit risk is more attractive, we are likely to remain on the cautious side.

We anticipate that absolute returns in 2005 are likely to be less than last year, particularly in the lower quality sectors. As a result, we believe returns should be in the 2% to 3% range for the broad market indices. However, as the past two years have illustrated, anything can happen and situations change, sometimes quickly.

We look forward to another productive year and the opportunity to serve you.

Sincerely,

/s/ Bradley Tank
BRADLEY TANK
Chief Executive Officer

Ariel Premier Bond Fund is sub-advised by Lincoln Capital Fixed Income Management Company, LLC, a Chicago-based investment management firm with $36 billion in assets under management, and a wholly owned subsidiary of Lehman Brothers Holdings Inc.

ARIEL PREMIER BOND FUND PERFORMANCE SUMMARY
                                      INVESTOR CLASS INCEPTION: FEBRUARY 1, 1997
                                  INSTITUTIONAL CLASS INCEPTION: OCTOBER 1, 1995

ABOUT THE FUND
ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

PORTFOLIO COMPOSITION

                                                      LEHMAN
                                    ARIEL            BROTHERS
                                   PREMIER          AGGREGATE
                                     BOND              BOND
                                     FUND             INDEX
       Government & Agency          31.6%              35.7%

           Mortgage-Backed          26.4%              35.1%

                 Corporate          22.2%              24.8%

          Cash Equivalents          10.0%               0.0%

              Asset-Backed           7.6%               1.4%

Commercial Mortgage-Backed           2.2%               3.0%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2004 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)*

                                              4TH QUARTER    1 YEAR   3 YEAR   5 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Investor                +0.99%      +4.12%   +5.68%   +6.75%      +6.08%

Ariel Premier Bond Fund, Institutional           +1.10%      +4.64%   +6.11%   +7.17%      +6.32%

Lehman Bros. Aggregate Bond Index, Inv. Cl.      +0.95%      +4.34%   +6.19%   +7.71%      +7.00%

Lehman Bros. Aggregate Bond Index, Inst. Cl.     +0.95%      +4.34%   +6.19%   +7.71%      +6.88%

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INVESTOR CLASS

                               ARIEL PREMIER BOND FUND,      LEHMAN BROTHERS AGGREGATE
                                     INV. CL.                       BOND INDEX
12/31/97                            10,838.12                       10,931.97
12/31/98                            11,621.39                       11,881.62
12/31/99                            11,508.60                       11,783.95
12/31/00                            12,630.62                       13,153.93
12/31/01                            13,515.65                       14,264.70
12/31/02                            14,757.76                       15,727.53
12/31/03                            15,322.33                       16,373.02
12/31/04                            15,953.46                       17,083.37

[CHART]

THE VALUE OF A $1,000,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS

                              ARIEL PREMIER BOND FUND,      LEHMAN BROTHERS AGGREGATE
                                    INV. CL.                       BOND INDEX
12/31/95                         1,035,132.51                    1,042,613.81
12/31/96                         1,067,769.20                    1,080,463.82
12/31/97                         1,165,610.36                    1,184,777.28
12/31/98                         1,254,774.66                    1,287,696.83
12/31/99                         1,247,639.45                    1,277,112.31
12/31/00                         1,373,277.30                    1,425,586.67
12/31/01                         1,476,721.65                    1,545,968.38
12/31/02                         1,618,818.18                    1,704,506.46
12/31/03                         1,685,818.62                    1,774,462.35
12/31/04                         1,764,046.61                    1,851,449.05

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SCHEDULE OF INVESTMENTS

       PAR VALUE   ASSET-BACKED SECURITIES--7.58%                                        COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$         91,344   ABSC NIMs Trust, 2003-HE7 A, 7.00%, 12/15/2033 +          $         90,141   $         92,029
          86,800   ABSC NIMs Trust, 2004-HE1 A, 7.00%, 1/17/2034 +                     85,858             86,640
          57,462   Argent NIM Trust, 2004-WN4 A, 4.459%, 3/25/2034 +                   57,462             57,156
          55,631   Argent NIM Trust, 2004-WN2 A, 4.55%, 4/25/2034 +                    55,628             55,739
          90,000   Argent NIM Trust, 2004-WN2 B, 6.75%, 4/25/2034 +                    88,228             89,950
       1,205,000   Bank One Auto Securitization, 2003-1 A4, 2.43%,
                    3/22/2010                                                       1,212,166          1,177,505
       1,250,000   Bank One Issuance Trust, 2003-C3 C3, 4.77%, 2/16/2016            1,249,794          1,222,234
         830,000   Capital One Multi-Asset Execution Trust, 2004-C1 C1,
                    3.40%, 11/16/2009                                                 827,477            823,780
       1,055,000   Carmax Auto Owner Trust, 2003-2 A3, 2.36%, 10/15/2007            1,056,100          1,047,747
         239,054   Carmax Auto Owner Trust, 2004-1 D, 3.52%, 11/15/2010               239,042            238,159
          77,905   Cayman ABSC NIMs, 2004-HE5 A1, 5.00%, 8/27/2034 +                   77,599             77,642
         110,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                    2001-4 1B, 7.383%, 11/25/2031                                     114,285            113,423
          67,859   Chase Funding Net Interest Margin, 2003-6A, 5.00%,
                    1/27/2035 +                                                        67,772             67,774
           6,295   Chase Funding Net Interest Margin, 2003-5A, 5.75%,
                    11/27/2034 +                                                        6,288              6,291
       1,030,000   Chase Manhattan Auto Owner Trust, 2003-C A4, 2.94%,
                    6/15/2010                                                       1,030,000          1,018,473
         446,580   Chevy Chase Auto Receivables Trust, 2001-2 A4, 4.44%,
                    4/16/2007                                                         446,553            448,612
       1,565,000   Citibank Credit Card Issuance Trust, 2003-C4 C4, 5.00%,
                    6/10/2015                                                       1,563,575          1,550,664
         930,000   Citibank Credit Card Issuance Trust, 2002-C2 C2, 6.95%,
                    2/18/2014                                                         928,128          1,038,643
          37,137   Countrywide Asset-Backed Certificates, 2003-5NF NF,
                    6.75%, 2/25/2034 +                                                 37,098             37,375
         393,424   Equifirst Mortgage Loan Trust, 2003-2 3A3, 2.47%,
                    9/25/2033                                                         393,424            391,857
         632,916   First Franklin NIM Trust, 2004-FF5 N1, 3.475%,
                    8/25/2034 +                                                       633,311            632,917
         360,436   First Franklin NIM Trust, 2004-FFH1 N1, 3.967%,
                    4/25/2034 +                                                       360,436            360,436
         122,824   First Franklin NIM Trust, 2003-FFH2 N1, 4.212%,
                    3/25/2034 +                                                       122,824            122,824
         245,257   First Franklin NIM Trust, 2003-FF5 N1, 4.212%,
                    4/25/2034 +                                                       245,257            245,257
          78,046   First Franklin NIM Trust, 2004-FF1 N1, 4.50%,
                    11/25/2034 +                                                       77,839             77,919
          90,000   First Franklin NIM Trust, 2003-FFH2 N2, 7.385%,
                    3/25/2034 +                                                        90,000             90,000
         101,601   Fremont NIM Trust, 2004-B, 4.703%, 5/25/2034 +                     101,601            101,179
         230,000   Green Tree Financial Corp., 1995-5 M1, 7.65%,
                    9/15/2026                                                         258,142            249,370
          88,502   GSAMP Trust, 2004-FM1N, 5.25%, 11/25/2033 +                         88,387             88,297
       1,720,000   Honda Auto Receivables Owner Trust, 2003-5 A4, 2.96%,
                    4/20/2009                                                       1,720,000          1,702,157
          86,908   Merrill Lynch Mortgage Investors, Inc., 2004-WM1N N1,
                    4.50%, 10/25/2034 +                                                86,528             86,508
         118,452   Merrill Lynch Mortgage Investors, Inc., 2004-OP1N N1,
                    4.75%, 6/25/2035 +                                                118,116            118,115
          57,967   Merrill Lynch Mortgage Investors, Inc., 2003-OP1N N1,
                    7.25%, 9/25/2034 +                                                 57,824             58,113
          54,937   National City Auto Receivables Trust, 2002-A A4, 4.83%,
                    8/15/2009                                                          54,932             55,695
         158,509   Novastar NIM Trust, 2004-N3, 3.967%, 3/25/2035 +                   158,510            158,510
         182,411   Novastar NIM Trust, 2004-N1, 4.458%, 2/26/2034 +                   182,626            182,686
         228,766   Novastar NIM Trust, 2004-N2, 4.458%, 6/26/2034 +                   229,043            227,473
         135,000   Park Place Securities NIM Trust, 2004-WWF1 A, 3.84%,
                    1/25/2035 +                                                       134,996            135,000
       1,250,000   Permanent Financing PLC, 1 2A, 4.20%, 6/10/2007                  1,249,946          1,256,874
       1,000,000   Reliant Energy Transition Bond, 2001-1 A2, 4.76%,
                    9/15/2009                                                       1,036,586          1,022,058
         255,000   Renaissance NIM Trust, 2004-D, 4.459%, 2/25/2035 +                 255,000            255,000
         132,443   Renaissance NIM Trust, 2004-B, 5.193%, 8/26/2034 +                 132,443            132,443
          54,184   Renaissance NIM Trust, 2003-D, 6.657%, 3/26/2034 +                  54,184             54,184
          39,737   Saxon Net Interest Margin Trust, 2003-A A, 6.656%,
                    8/26/2033 +                                                        39,737             39,737
         128,201   Sharp SP I LLC Net Interest Margin Trust, 2003-OP1N NA,
                    4.45%, 12/25/2033 +                                               128,194            128,048
          45,611   Sharp SP I LLC Net Interest Margin Trust, 2004-FM1N N,
                    6.16%, 9/25/2033 +                                                 45,608             45,555
         106,072   Wells Fargo Home Equity, 4.45%, 10/26/2034 +                       106,066            106,066

       PAR VALUE   ASSET-BACKED SECURITIES--7.58% (CONT'D)                               COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$        322,488   WFS Financial Owner Trust, 2004-1 D, 3.17%, 8/22/2011     $        322,486   $        319,646
         280,321   Whole Auto Loan Trust, 2002-1 A3, 2.60%, 8/15/2006                 280,319            280,177
                                                                             -----------------------------------
                   Total Asset-Backed Securities                                   17,997,559         17,973,937
                                                                             -----------------------------------

       PAR VALUE   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.18%                          COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

         405,000   ARCAP Resecuritization, 2004-1A D, 5.64%, 4/21/2039 +              404,950            409,873
         609,378   Chase Commercial Mortgage Securities Corp., 2000-3 A1,
                    7.093%, 10/15/2032                                                636,622            650,216
       1,330,000   Chase Commercial Mortgage Securities Corp., 2000-3 A2,
                    7.319%, 10/15/2032                                              1,333,004          1,519,633
       2,230,834   JP Morgan Chase & Co., 2001-CIBC1 A2, 6.001%, 3/15/2033          2,358,689          2,334,361
         260,000   Newcastle CDO I Ltd., 2004-4A 3FX, 5.109849%, 3/24/2039 +          259,845            253,231
                                                                             -----------------------------------
                   Total Commercial Mortgage-Backed Securities                      4,993,110          5,167,314
                                                                             -----------------------------------

       PAR VALUE   CORPORATE DEBT--22.19%                                                COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

         515,000   ANZ Capital Trust I, 5.36%, 12/29/2049 +                           514,981            522,399
         275,000   AXA, 8.60%, 12/15/2030                                             339,737            361,166
         345,000   Cadbury Schweppes US Finance LLC, 3.875%, 10/1/2008 +              344,225            343,791
         530,000   Canadian Natural Resources Ltd., 5.85%, 2/1/2035                   528,788            529,674
       3,356,000   Citigroup, Inc., 5.00%, 9/15/2014 +                              3,369,356          3,372,189
         840,000   Comcast Cable Communications, 8.375%, 5/1/2007                     922,855            928,998
         765,000   Comcast Cable Communications Holdings, Inc., 8.375%,
                    3/15/2013                                                         911,487            943,318
         395,000   Comcast Cable Communications Holdings, Inc., 9.455%,
                    11/15/2022                                                        525,564            546,306
         272,606   Continental Airlines, Inc., 1997-4 A, 6.90%, 1/2/2018              273,260            273,271
       1,980,000   Cox Communications, Inc., 4.625%, 1/15/2010 +                    1,977,958          1,975,434
         460,000   DaimlerChrysler N.A., 4.05%, 6/4/2008                              447,102            459,051
       1,980,000   Deutsche Telekom International Finance BV, 8.75%,
                    6/15/2030                                                       2,461,870          2,614,507
       1,590,000   Domtar, Inc., 7.875%, 10/15/2011                                 1,826,479          1,834,960
         630,000   Duke Energy Field Services LLC, 7.875%, 8/16/2010                  718,201            734,777
         625,000   Enterprise Products Partners LP, 5.60%, 10/15/2014 +               633,894            630,544
         805,000   Enterprise Products Partners LP, Series B, 6.875%,
                    3/1/2033                                                          842,076            855,608
         870,000   EOP Operating LP, 4.65%, 10/1/2010                                 875,512            873,976
         850,000   Ford Motor Credit Co., 7.875%, 6/15/2010                           911,749            936,496
         285,000   France Telecom, 7.95%, 3/1/2006                                    301,039            299,240
         500,000   France Telecom, 8.50%, 3/1/2011                                    597,782            596,452
         500,000   General Electric Capital Corp., Series A, 6.00%,
                    6/15/2012                                                         507,987            545,019
         635,000   General Electric Co., 5.00%, 2/1/2013                              662,977            651,488
         865,000   General Motors Acceptance Corp., 6.125%, 9/15/2006                 896,384            886,783
         540,000   General Motors Acceptance Corp., 6.75%, 12/1/2014                  536,589            540,738
         990,000   Goldman Sachs Group, Inc., 5.25%, 10/15/2013                       953,189          1,012,869
         640,000   Household Finance Corp., 4.125%, 11/16/2009                        638,582            636,559
         485,000   Household Finance Corp., 4.75%, 5/15/2009                          484,628            497,331
         325,000   Household Finance Corp., 5.75%, 1/30/2007                          327,462            339,254
         525,000   Household Finance Corp., 7.00%, 5/15/2012                          548,672            599,538
       1,270,000   International Lease Finance Corp., 4.75%, 7/1/2009               1,299,711          1,297,018
       1,220,000   JP Morgan Chase & Co., 4.50%, 1/15/2012                          1,217,101          1,215,236
       1,690,000   JP Morgan Chase & Co., 5.125%, 9/15/2014                         1,695,395          1,701,086
         865,000   Kerr-McGee Corp., 6.875%, 9/15/2011                                944,376            974,055

                                                   DECEMBER 31, 2004 (UNAUDITED)

       PAR VALUE   CORPORATE DEBT--22.19% (CONT'D)                                       COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$        525,000   Kraft Foods, Inc., 4.00%, 10/1/2008                       $        523,280   $        525,417
         395,000   Lubrizol Corp., 5.50%, 10/1/2014                                   392,441            397,328
         965,000   Merrill Lynch & Co., Inc., Series C, 5.00%, 1/15/2015              958,521            961,218
         175,000   Morgan Stanley, 4.75%, 4/1/2014                                    159,636            170,521
       2,730,000   News America, Inc., 6.20%, 12/15/2034 +                          2,708,150          2,766,901
         550,000   Progress Energy, Inc., 5.85%, 10/30/2008                           582,942            578,568
         425,000   Prudential Financial, Inc., Series B, 5.10%, 9/20/2014             423,167            427,037
         105,000   Raytheon Co., 6.75%, 8/15/2007                                     114,733            113,117
         515,000   SBC Communications, Inc., 5.875%, 2/1/2012                         548,190            554,658
         655,000   SBC Communications, Inc., 6.45%, 6/15/2034                         658,489            701,745
         600,000   Simon Property Group LP, 4.875%, 3/18/2010                         598,554            611,275
         465,000   Simon Property Group LP, 4.875%, 8/15/2010 +                       462,968            473,965
         465,000   SLM Corp., 5.125%, 8/27/2012                                       458,304            478,099
         510,000   Sprint Capital Corp., 6.125%, 11/15/2008                           544,755            546,936
         525,000   Sprint Capital Corp., 8.75%, 3/15/2032                             599,984            699,462
         295,000   Telecom Italia Capital, 4.95%, 9/30/2014 +                         292,525            289,023
       1,410,000   Telecom Italia Capital, 6.00%, 9/30/2034 +                       1,371,714          1,378,494
         710,000   Telefonos de Mexico SA, 4.50%, 11/19/2008                          708,673            714,731
         370,000   Time Warner Entertainment Co. LP, 8.375%, 7/15/2033                464,054            478,011
         210,000   Time Warner, Inc., 7.625%, 4/15/2031                               228,296            254,050
       1,135,000   United Mexican States, 8.375%, 1/14/2011                         1,243,046          1,333,058
         480,000   Univision Communications, Inc., 3.50%, 10/15/2007                  479,242            474,336
         930,000   Verizon New York, Inc., Series B, 7.375%, 4/1/2032               1,051,375          1,066,763
         405,000   Viacom, Inc., 6.40%, 1/30/2006                                     423,770            418,488
         620,000   Viacom, Inc., 6.625%, 5/15/2011                                    694,475            696,171
         470,000   Viacom, Inc., 7.70%, 7/30/2010                                     534,531            550,050
         705,000   Vornado Realty Trust, 4.75%, 12/1/2010                             704,202            707,581
         755,000   Wachovia Corp., 4.95%, 11/1/2006                                   789,758            776,023
         615,000   Wachovia Corp., 5.25%, 8/1/2014                                    610,068            630,316
         525,000   Washington Mutual Bank FA, 5.65%, 8/15/2014                        543,704            543,054
         925,000   Wellpoint, Inc., 4.25%, 12/15/2009 +                               923,116            924,559
         317,000   Weyerhaeuser Co., 6.125%, 3/15/2007                                327,289            333,782
         435,000   Zurich Capital Trust I, 8.376%, 6/1/2037 +                         463,113            488,402
                                                                             -----------------------------------
                   Total Corporate Debt                                            51,624,033         52,592,270
                                                                             -----------------------------------

       PAR VALUE   MORTGAGE-BACKED SECURITIES--26.39%                                    COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

      10,190,000   Fannie Mae, 5.00%, 1/1/2035 ^                                   10,083,955         10,107,206
      50,445,000   Fannie Mae, 5.50%, 1/1/2035 ^                                   51,154,383         51,201,675
         369,942   Fannie Mae, 6.00%, 11/1/2015                                       382,672            388,348
         429,016   Fannie Mae, 8.00%, 10/1/2031                                       467,335            466,763
         117,488   Freddie Mac, 1364 K, 5.00%, 9/15/2007                              118,412            118,233
         258,463   Freddie Mac, Gold, 6.50%, 11/1/2025                                245,592            272,263
                                                                             -----------------------------------
                   Total Mortgage-Backed Securities                                62,452,349         62,554,488
                                                                             -----------------------------------

       PAR VALUE   U.S. GOVERNMENT & AGENCY--31.63%                                      COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   U.S. TREASURIES--28.22%
$      2,300,000   U.S. Treasury Bond, 5.25%, 11/15/2028                     $      2,408,233   $      2,410,688
       4,800,000   U.S. Treasury Bond, 6.00%, 2/15/2026                             5,472,830          5,498,438
         170,000   U.S. Treasury Bond, 6.875%, 8/15/2025                              209,606            214,127
       6,285,000   U.S. Treasury Bond, 7.25%, 5/15/2016                             7,855,039          7,867,054
         110,000   U.S. Treasury Bond, 8.125%, 8/15/2019                              150,823            150,141
      31,595,000   U.S. Treasury Note, 2.50%, 10/31/2006                           31,398,372         31,300,029
      19,100,000   U.S. Treasury Note, 3.50%, 11/15/2009                           19,091,218         19,010,459
         660,000   U.S. Treasury Strip, 0.00%, 8/15/2014                              436,254            432,244
                                                                             -----------------------------------
                                                                                   67,022,375         66,883,180
                                                                             -----------------------------------
                   U.S. AGENCY ISSUES--3.41%
       2,060,000   Fannie Mae, 1.75%, 6/16/2006                                     2,037,926          2,020,030
       2,310,000   Fannie Mae, 7.25%, 1/15/2010                                     2,657,694          2,654,885
       3,405,000   Freddie Mac, 3.75%, 8/3/2007                                     3,404,353          3,409,614
                                                                             -----------------------------------
                                                                                    8,099,973          8,084,529
                                                                             -----------------------------------
                   Total U.S. Government & Agency                                  75,122,348         74,967,709
                                                                             -----------------------------------

       PAR VALUE   ASSET-BACKED FLOATERS**--29.17%                                       COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

         560,000   Ameriquest Mortgage Securities, Inc., 2002-AR1 M2,
                    3.7175%, 9/25/2032 *                                              562,082            561,464
         376,152   Argent Securities, Inc., 2004-W3 A1, 2.5275%,
                    2/25/2034 *                                                       376,152            376,143
         590,000   BMW Floorplan Master Owner Trust, 2003-1A A, 2.46%,
                    10/17/2008 +*                                                     590,000            590,504
       1,124,972   Capital Auto Receivables Asset Trust, 2003-3 A1B,
                    2.4525%, 1/16/2006 *                                            1,124,972          1,125,103
       1,462,469   Capital One Auto Finance Trust, 2003-A A3B, 2.5625%,
                    10/15/2007 *                                                    1,463,840          1,463,562
         635,000   Capital One Master Trust, 2002-3 A, 2.4825%, 2/15/2008 *           635,234            634,595
         425,000   Capital One Prime Auto Receivables Trust, 2004-1 A4,
                    2.4725%, 8/17/2009 *                                              425,000            425,581
       2,255,000   Capital One Prime Auto Receivables Trust, 2003-2 A3,
                    2.4825%, 9/17/2007 *                                            2,255,000          2,256,070
          81,967   Centex Home Equity, 2003-A AV1, 2.6975%, 3/25/2033 *                81,967             82,018
         370,000   Chalet Finance PLC, 2A A1, 2.58%, 11/26/2013 +*                    370,000            370,439
       4,715,000   Chase Credit Card Master Trust, 2003-1 A, 2.4525%,
                    4/15/2008 *                                                     4,716,883          4,717,258
       5,200,000   Chase Credit Card Owner Trust, 2002-2 A, 2.4525%,
                    7/16/2007 *                                                     5,201,326          5,200,749
         136,326   Chase Funding Mortgage Loan Asset-Backed Certificates,
                    2004-1 1A1, 2.5275%, 11/25/2018 *                                 136,326            136,327
         216,431   Chase Funding Mortgage Loan Asset-Backed Certificates,
                    2004-1 2A1, 2.5275%, 9/25/2021 *                                  216,431            216,435
         385,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                    2004-1 2A2, 2.6475%, 12/25/2033 *                                 385,000            385,007
         191,724   Chase Funding Mortgage Loan Asset-Backed Certificates,
                    2002-2 2A1, 2.6675%, 5/25/2032 *                                  191,839            191,757
       1,455,000   Chesapeake Funding LLC, 2003-1 A1, 2.59%, 8/7/2008 *             1,455,000          1,455,645
          97,356   Citifinancial Mortgage Securities, Inc., 2003-4 AF1,
                    2.5875%, 10/25/2033 *                                              97,356             97,368
         965,000   College Loan Corp. Trust, 2003-2 A2, 2.24%, 1/25/2012 *            965,000            967,490
         807,500   Collegiate Funding Services Education Loan Trust I,
                    2003-B A1, 2.64%, 9/30/2013 *                                     807,500            807,468
         131,125   Countrywide Asset-Backed Certificates, 2003-S2 A1,
                    2.5875%, 12/25/2018 *                                             131,125            131,156
          43,081   Countrywide Asset-Backed Certificates, 2003-5 AF1B,
                    2.5975%, 8/25/2022 *                                               43,081             43,083
       1,240,000   Countrywide Asset-Backed Certificates, 2004-S1 A1,
                    2.64%, 12/25/2018 *                                             1,240,000          1,240,000
         265,036   Countrywide Home Loans, Inc., 2003-42 2A1, 2.545%,
                    10/25/2033 *                                                      265,036            264,571
         727,053   Credit-Based Asset Servicing and Securitization CBO
                    Ltd., 9A A1, 2.405%, 4/8/2039 +*                                  727,053            727,053

PAR VALUE          ASSET-BACKED FLOATERS**--29.17% (CONT'D)                              COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$        371,905   Crusade Global Trust, 2004-1 A1, 2.22%, 1/16/2035 *       $        371,905   $        372,068
         775,000   Discover Card Master Trust I, 2000-2 A, 2.5825%,
                    9/18/2007 *                                                       776,115            775,286
       1,000,000   Discover Card Master Trust I, 2000-5 A, 2.5825%,
                    11/15/2007 *                                                    1,001,910          1,000,677
         845,000   Distribution Financial Services Floorplan, 2003-2 A,
                    2.5025%, 4/15/2008 *                                              846,010            846,090
       2,115,000   Education Funding Capital Trust I, 2003-3 A2, 2.59%,
                    12/17/2012 *                                                    2,115,000          2,118,659
         228,971   Equifirst Mortgage Loan Trust, 2004-1 2A1, 2.5175%,
                    1/25/2034 *                                                       228,971            228,937
         127,627   Fannie Mae Grantor Trust, 2002-T5 A1, 2.53688%,
                    5/25/2032 *                                                       127,627            127,809
         796,945   Fannie Mae Grantor Trust, 2003-T3 1A, 2.53688%,
                    6/25/2033 *                                                       796,945            797,274
          26,052   Fannie Mae Whole Loan, 2003-W16 AF1, 2.5075%,
                    11/25/2033 *                                                       26,052             26,054
         523,535   Fannie Mae Whole Loan, 2003-W5 A, 2.5275%, 4/25/2033 *             523,535            523,819
         224,978   Fannie Mae Whole Loan, 2003-W16 AV1, 2.5675%,
                    11/25/2033 *                                                      224,978            224,980
       1,002,263   First Franklin Mortgage Loan Asset Backed Certificates,
                     2004-FFH1 A2, 2.4975%, 3/25/2034 *                             1,002,264          1,002,282
         500,000   First National Master Note Trust, 2003-1 A, 2.5025%,
                    8/15/2008 *                                                       500,000            500,600
       3,515,000   Fleet Credit Card Master Trust II, 2000-D A, 2.5425%,
                    5/15/2008 *                                                     3,520,068          3,519,311
         495,000   Ford Credit Floorplan Master Owner Trust, 2001-2 A,
                    2.5425%, 7/15/2008 *                                              496,083            496,063
          80,333   GMAC Mortgage Corp. Loan Trust, 2003-AR1 A1, 2.57%,
                    10/19/2033 *                                                       80,333             80,267
         237,466   GMAC Mortgage Corp. Loan Trust, 2003-AR2 2A1, 2.60%,
                    12/19/2033 *                                                      237,466            237,367
         768,026   GSAMP Trust, 2004-FM2 A3A, 2.5475%, 1/25/2034 *                    768,026            767,513
         190,160   GSAMP Trust, 2003-AHL A2A, 2.6175%, 10/25/2033 *                   190,160            190,341
         290,523   GSAMP Trust, 2004-FM1 A2A, 2.6475%, 11/25/2033 *                   290,523            290,528
       3,625,000   Household Affinity Credit Card Master Note Trust I,
                    2003-3 A, 2.4625%, 8/15/2008 *                                  3,625,000          3,628,504
         236,619   Indymac Loan Trust, 2003-L1 A1, 2.7975%, 11/25/2008 +*             236,619            236,619
         445,822   Interstar Millennium Trust, 2003-5G A2, 2.32875%,
                    1/20/2036 *                                                       445,823            446,240
         398,912   Interstar Millennium Trust, 2004-2G A, 2.68%,
                    3/14/2036 *                                                       398,912            399,065
         214,712   Long Beach Mortgage Loan Trust, 2004-1 A4, 2.5475%,
                    2/25/2034 *                                                       214,712            214,732
         168,000   MASTR Asset-Backed Securities Trust, 2004-OPT1 A3,
                    2.6775%, 2/25/2034 *                                              168,000            168,003
         390,000   MBNA Master Credit Card Trust USA, 1997-K A, 2.5225%,
                    4/15/2008 *                                                       390,102            390,410
       5,200,000   MBNA Master Credit Card Trust USA, 2000-C A, 2.5625%,
                    7/15/2007 *                                                     5,202,652          5,201,063
         386,265   Medallion Trust, 2004-1G A1, 2.51%, 5/25/2035 *                    386,265            385,963
          22,552   Merit Securities Corp., 11PA 2A3, 2.87%, 9/28/2025 +*               22,480             22,557
         277,311   Merrill Lynch Mortgage Investors, Inc., 2004-CB6 AF1,
                    2.6075%, 7/25/2035 *                                              277,311            277,400
         254,486   Merrill Lynch Mortgage Investors, Inc., 2004-WMC1 A2,
                    2.7175%, 10/25/2034 *                                             254,486            254,277
          82,228   Merrill Lynch Mortgage Investors, Inc., 2003-WMC1 A2,
                    2.7775%, 11/25/2033 *                                              82,228             82,319
         259,272   Morgan Stanley ABS Capital I, 2004-HE2 A3, 2.5475%,
                    3/25/2034 *                                                       259,272            259,266
         139,704   Morgan Stanley ABS Capital I, 2004-HE1 A3, 2.5775%,
                    1/25/2034 *                                                       139,704            139,723
          95,404   Morgan Stanley ABS Capital I, 2003-NC10 A2, 2.6175%,
                    10/25/2033 *                                                       95,404             95,473
         520,000   Mound Financing PLC, 2A A2, 2.41%, 11/8/2007 +*                    520,583            519,322
         539,863   MSDWCC Heloc Trust, 2003-2 A, 2.6775%, 4/25/2016 *                 539,863            539,976
         260,000   Navistar Financial Corp. Owner Trust, 2003-B A3,
                    2.6025%, 4/15/2008 *                                              260,000            260,587
         545,000   Nissan Auto Lease Trust, 2003-A A3A, 2.5425%, 6/15/2009 *          545,000            545,494
       1,250,000   Nissan Master Owner Trust Receivables, 2003-A A1,
                    2.4625%, 9/15/2008 *                                            1,250,000          1,251,270
         582,254   NPF XII, Inc., 2002-1A A, 2.39%, 5/2/2005 +*@                      581,910             40,758
          82,765   Option One Mortgage Loan Trust, 2002-2 A, 2.6875%,
                    6/25/2032 *                                                        82,815             82,834
          96,250   Option One Mortgage Loan Trust, 2001-4 A, 2.7175%,
                    1/25/2032 *                                                        96,366             96,321
         264,116   Option One Mortgage Loan Trust, 2003-1 A2, 2.8375%,
                    2/25/2033 *                                                       264,116            264,800
          94,154   Option One Mortgage Securities Corp. NIM Trust, 2003-6A,
                     2.6375%, 10/26/2010 +*                                            94,154             94,095
         243,623   Paragon Mortgages PLC, 7A A1A, 2.50%, 5/15/2034 +*                 243,623            243,471

       PAR VALUE   ASSET-BACKED FLOATERS**--29.17% (CONT'D)                              COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

$        600,000   Permanent Financing PLC, 4 2A, 2.53%, 3/10/2009 *         $        600,000   $        600,097
         500,000   Permanent Financing PLC, 3 2A, 2.57%, 9/10/2010 *                  500,000            500,154
         360,888   Residential Asset Mortgage Products, Inc.,
                    2004-RS6 AI1, 2.5675%, 8/25/2022 *                                360,888            360,935
         606,139   Residential Asset Mortgage Products, Inc., 2004-RS8 AI1,
                    2.5975%, 12/25/2023 *                                             606,139            606,324
         219,607   Residential Asset Mortgage Products, Inc., 2003-RS2 AII,
                    2.7575%, 3/25/2033 *                                              219,607            219,825
         749,185   Residential Asset Mortgage Products, Inc., 2003-RS3 AII,
                    2.7775%, 4/25/2033 *                                              750,232            749,839
         125,541   Residential Asset Mortgage Products, Inc., 2002-RS5 AII,
                    2.7875%, 9/25/2032 *                                              125,541            125,787
         195,217   Residential Asset Mortgage Products, Inc., 2003-RS1 AII,
                    2.8075%, 2/25/2033 *                                              195,217            195,552
          62,792   Residential Asset Securities Corp., 2003-KS9 AI1,
                    2.5775%, 2/25/2021 *                                               62,792             62,804
         145,329   Residential Asset Securities Corp., 2002-KS3 A1B,
                    2.6675%, 5/25/2032 *                                              145,443            145,399
         120,787   Residential Asset Securities Corp., 2003-KS1 A2, 2.7875%,
                    1/25/2033 *                                                       120,787            120,993
         346,389   Saxon Asset Securities Trust, 2004-1 A, 2.6875%,
                    3/25/2035 *                                                       346,389            346,029
         190,205   Saxon Asset Securities Trust, 2003-1 AV1, 2.7275%,
                    6/25/2033 *                                                       190,205            190,526
         410,000   Saxon Asset Securities Trust, 2002-1 M1, 3.0675%,
                    1/25/2032 *                                                       411,833            411,263
         185,302   Securitized Asset Backed Receivables LLC Trust, 2004-OP1
                    A2, 2.6675%, 2/25/2034 *                                          185,302            185,306
         210,000   SLM Student Loan Trust, 2004-9 A1, 1.9699%, 10/26/2009 *           209,904            209,903
         511,080   SLM Student Loan Trust, 2003-8 A2, 2.53%, 6/15/2011 *              511,152            511,157
         486,118   SLM Student Loan Trust, 2004-A A1, 2.55%, 3/15/2017 *              486,118            486,433
         253,423   Specialty Underwriting & Residential Finance,
                    2004-BC2 A2, 2.6875%, 5/25/2035 *                                 253,423            253,257
         108,829   Specialty Underwriting & Residential Finance, 2003-BC1 A,
                    2.7575%, 1/25/2034 *                                              108,830            108,798
         182,141   Structured Asset Securities Corp., 2003-BC1 A, 2.9175%,
                    5/25/2032 *                                                       182,141            182,555
       2,900,000   Superior Wholesale Inventory Financing, 2004-A9  A,
                    2.4525%, 5/15/2009 *                                            2,902,121          2,902,705
         448,081   Wachovia Asset Securitization, Inc., 2003-HE3 A, 2.6675%,
                    11/25/2033 *                                                      448,081            447,055
       2,635,000   Wachovia Credit Card Master Trust, 2000-1 A, 2.5525%,
                    12/17/2007 *                                                    2,639,748          2,637,279
       1,005,000   William Street Funding Corp., 2003-1 A, 2.40%,
                    4/23/2006 +*                                                    1,005,426          1,005,808
         845,000   World Omni Master Owner Trust, 2004-1 A, 2.4725%,
                    12/15/2008 *                                                      845,000            846,144
                                                                             -----------------------------------
                   Total Asset-Backed Floaters **                                  69,676,893         69,145,240
                                                                             -----------------------------------

PRINCIPAL AMOUNT   SHORT TERM INVESTMENTS--6.12%                                         COST       MARKET VALUE
----------------------------------------------------------------------------------------------------------------

                   U.S. TREASURIES--5.48%
$     13,000,000   U.S. Treasury Bill, 2.03%, 1/6/2005 *                     $     12,996,335   $     12,996,335
                                                                             -----------------------------------

       1,512,054   REPURCHASE AGREEMENT--0.64%
                   State Street Bank and Trust Co., 1.45%, dated 12/31/2004,
                   due 1/3/2005, repurchase price $1,512,237
                   (collateralized by U.S. Treasury Bond, 7.25%, 5/15/2016)         1,512,054          1,512,054
                                                                             -----------------------------------
                   Total Short Term Investments                                    14,508,389         14,508,389
                                                                             -----------------------------------
                   Total Investments-125.26%                                 $    296,374,681        296,909,347
                                                                             ================
                   Liabilities less Other Assets-(25.26)%                                            (59,870,156)
                                                                                                ----------------
                   NET ASSETS-100.00%                                                           $    237,039,191
                                                                                                ================

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
 ^   When-issued security.
 * Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2004.
** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2004.
 @   Security in default, non-income producing.

NOTES TO SCHEDULES OF INVESTMENTS                  DECEMBER 31, 2004 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Ariel Fund, Ariel Appreciation Fund, Ariel Premier Growth Fund and Ariel Premier Bond Fund (the "Funds") are diversified series of the Trust. The Ariel Premier Bond Fund has two classes of shares: Investor Class and Institutional Class.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at December 31, 2004.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price. Debt securities having a maturity over 60 days are valued using bid quotations, as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis.

The Ariel Premier Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with the Ariel Premier Bond Fund's ability to manage its investment portfolio and meet redemption requests. When effecting such transactions, liquid assets of the Ariel Premier Bond Fund in a dollar amount sufficient to make payment for the securities to be purchased will be designated on the Ariel Premier Bond Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. At December 31, 2004, the Ariel Premier Bond Fund had $61,238,338 in purchase commitments outstanding (26% of net assets) for such securities, with a corresponding amount of assets designated.

NOTE THREE | TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Ariel Fund had the following transactions during the period ended December 31, 2004 with affiliated companies.

                                                           SHARE ACTIVITY
                                   --------------------------------------------------------------
                                         BALANCE                                     BALANCE             VALUE AT
SECURITY NAME                      SEPTEMBER 30, 2004  PURCHASES    SALES       DECEMBER 31, 2004    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------
Anixter International Inc.              2,510,450              -      -             2,510,450         $   90,351,095
Bob Evans Farms, Inc.                   2,208,808              -      -             2,208,808             57,738,241
Horace Mann Educators Corp.             3,386,175              -      -             3,386,175             64,608,219
IDEX Corp.                              3,458,450              -      -             3,458,450            140,067,225
Invacare Corp.                          2,375,975         20,500      -             2,396,475            110,860,934
Jones Lang LaSalle Inc.                 2,445,400        209,800      -             2,655,200             99,331,032
Valassis Communications, Inc.           3,220,350              -      -             3,220,350            112,744,454
                                                                                                     ---------------
                                                                                                      $  675,701,200
                                                                                                     ===============

Horace Mann and its affiliates distribute fund shares on terms comparable to other distributors and receive shareholder service fees from Ariel Fund and 12b-1 fees from Ariel Distributors, Inc., the Funds' distributor and principal underwriter.

BOARD OF TRUSTEES

BERT N. MITCHELL, CPA (INDEPENDENT CHAIRMAN)

Bert is Chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds BBA, MBA and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ.

Mario is Chairman of TCW/Latin America Partners, LLC, a private equity capital firm. He is also Chairman and CEO of The Baeza Group, LLC and Baeza & Co., LLC, an investment firm specializing in private equities aimed at the US Hispanic market and hedge funds anchored in global macro strategies. Mario received a BA from Cornell University and a JD from Harvard Law School. He serves on the board of Air Products and Chemicals, Inc., Tommy Hilfiger Corp. as well as various nonprofit organizations.

JAMES W. COMPTON

Jim serves as the President and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He holds a BA from Morehouse College. Jim is actively involved in local civic organizations and also serves on the board of directors of Seaway National Bank of Chicago.

WILLIAM C. DIETRICH, CPA

Bill serves as Co-Executive Director and a senior faculty member of the Shalem Institute for Spiritual Formation, an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a BS from Georgetown University.

ROYCE N. FLIPPIN, JR.

Royce is President of Flippin Associates, a consulting firm for the public and private sectors. Formerly, he was director of athletics at Princeton University and director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his AB from Princeton University and an MBA from Harvard Business School. Royce is on the board of EVCI Career Colleges Holding Corp. as well as several nonprofit institutions.

JOHN G. GUFFEY, JR.

John is the President of Aurora Press, Inc., a publisher of trade paperback books. Formerly, John served as Director and Treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. He earned a BS from the University of Pennsylvania's Wharton School. John holds directorships with various nonprofit organizations. He is also a founder of Calvert Group, Ltd and a trustee of select Calvert mutual funds.

MELLODY HOBSON

As President of Ariel Capital Management, LLC, Mellody is responsible for firmwide management and strategic planning. She received an AB from Princeton University's Woodrow Wilson School. She is a board member of DreamWorks Animation SKG, Inc., The Estee Lauder Companies Inc. and Tellabs, Inc. She also serves as a director of a number of local and national civic institutions. Additionally, Mellody is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY

Chris is President of Merchandise Mart Properties, Inc. which manages, among many prime properties, The Merchandise Mart in Chicago; The Washington Design Center in the Nation's capital and the Architects & Designers Building in New York City. He is also the Executive Officer of Vornado Realty Trust, a publicly traded real estate investment trust. Chris earned his BA from Boston College and his MBA at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards, including Interface, Inc.

MERRILLYN J. KOSIER

Merrillyn serves as Executive Vice President and Director of Mutual Fund Marketing and Investor Services at Ariel Capital Management, LLC. In this capacity, she spearheads media and public relations, advertising, branding as well as shareholder communications for the Ariel Mutual Funds. Merrillyn earned a BBA in Marketing from Andrews University and an MBA from Loyola University, where she serves on the advisory board for the School of Business Administration.

JOHN W. ROGERS, JR.

John is Founder, Chairman and CEO of Ariel Capital Management, LLC. Additionally, as the firm's Chief Investment Officer, he manages Ariel's small and mid-cap portfolios. John received an AB in Economics from Princeton University. He serves on the board of directors of Aon Corporation; Bally Total Fitness Holding Corp.; Exelon Corporation; and McDonald's Corporation. John is also actively involved in various local and national nonprofit organizations.

[ARIEL MUTUAL FUNDS LOGO]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri  64121-9121
800-292-7435
arielmutualfunds.com                                                   TPI 02/05